UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

March 3, 2026

Dear Shareholder:

The Board of Trustees (the “Board”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”) is pleased to invite you to two separate special meetings (the “Special Meetings”) of the shareholders of each series of the Trust (each, a “Fund” and collectively, the “Funds”). The first meeting will be held at 10:00 a.m. Pacific Time (the “First Meeting”) and the second meeting will be held at 10:30 a.m. Pacific Time (the “Second Meeting”), on April 14, 2026. The Special Meetings will be held in person only. You will not be able to attend the Special Meetings virtually.

Matthews International Capital Management, LLC (“Matthews”) currently serves as the investment adviser for each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement between the Trust, on behalf of each Fund operated as an exchange-traded fund, and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”). Matthews is in the process of making certain changes to its ownership structure (the “Transaction”). As part of the Transaction, Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the Investment Company Act of 1940, as amended. The Transaction is expected to close in the second quarter of 2026, pending satisfaction of all closing conditions.

To ensure that Matthews may continue to provide advisory and management services to the Funds without interruption, the Special Meetings are called to, among other things, approve a new investment advisory agreement (the “New Mutual Fund Agreement”) and a new investment management agreement (the “New ETF Agreement” and, together with the New Mutual Fund Agreement, the “New Agreements”) between Matthews and the Trust.

The First Meeting is to be held for the following purpose:

Proposal 1: To elect two Trustees to the Board of the Trust.

The Second Meeting is to be held for the following purpose:

Proposal 2: To approve the New Agreements, each to be effective upon the closing of the Transaction.

The Board voted unanimously to approve the Proposals. The Board believes that the Proposals are in the best interests of each Fund and its shareholders. The Board recommends that you vote “FOR” each Proposal.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the Special Meetings scheduled for April 14, 2026. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

As always, we appreciate your support.

Sincerely,
/s/ Mark W. Headley
Mark W. Headley
President of the Trust

OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS

The following questions and answers provide an overview of the matters on which you are being asked to vote at two separate Special Meetings of Shareholders (the “Special Meetings”). The first meeting will be held at 10:00 a.m. Pacific Time (the “First Meeting”) and the second meeting will be held at 10:30 a.m. Pacific Time (the “Second Meeting”) on April 14, 2026. The accompanying proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	Why did you send me this Proxy Statement?

A:

You were sent this Proxy Statement because you are a shareholder in one or more of the series (each, a “Fund” and collectively, the “Funds”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement (the “New Mutual Fund Agreement”) between the Trust, on behalf of the Funds that are operated as mutual funds, and Matthews International Capital Management, LLC (“Matthews”), and a new investment management agreement (the “New ETF Agreement” and, together with the New Advisory Agreement, the “New Agreements”) between the Trust, on behalf of the Funds that are operated as exchange-traded funds, to enable Matthews to continue to serve as the investment adviser for each Fund, as more fully described below under “What is the purpose of the Special Meetings?” and under Proposal 2. You are also being asked to elect to the Board two Trustees who were appointed by the Board and have yet to be elected by shareholders. This document includes a Notice of Special Meetings of Shareholders (the “Notice”), a Proxy Statement, and a Proxy Card. Please review this document in its entirety carefully before casting your vote.

Q:	What is the purpose of the Special Meetings?

A:	The purpose of the Special Meetings is to request shareholder approval of the New Agreements and the election of two Trustees of the Trust.

Matthews currently serves as the investment adviser for each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement between the Trust, on behalf of each Fund operated as an exchange-traded fund (“ETF”), and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”). Matthews is in the process of making certain changes to its ownership structure (the “Transaction”). As part of the Transaction, Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”) (collectively, the “Institutional Investors”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the Investment Company Act of 1940, as amended (the “1940 Act”). The Transaction is expected to close in the second quarter of 2026, pending satisfaction of all closing conditions.

Following the termination of the Current Agreements, Matthews may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if the New Agreements are approved by a majority of the Independent Trustees and shareholders of each Fund. At a meeting of the Board held on February 25-26, 2026 for the purpose of approving the New Agreements (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, unanimously approved the New Agreements, subject to approval by shareholders of the Funds. Accordingly, shareholders of each Fund are being asked to approve the applicable New Agreement at the Special Meeting. There are no material differences between the Current Agreements and their respective New Agreement, other than their effective and termination dates.

i

If shareholders approve a New Agreement with respect to a Fund, the New Agreement will take effect upon the closing of the Transaction and management of the Fund by Matthews will continue uninterrupted. If shareholders do not approve a New Agreement with respect to any Fund, then Matthews will not be permitted to serve as that Fund’s investment adviser after the automatic termination of the applicable Current Agreement upon the closing of the Transaction, and the Board will have to consider other alternatives for the Fund, including again seeking Fund shareholder approval of the New Agreement, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

In addition, the Board currently consists of six Trustees, five of whom are Independent Trustees, meaning that they are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Trust and Matthews. Four of the Independent Trustees, Gale K. Caruso, Christopher Lee, Rhoda Rossman, and Jonathan F. Zeschin, have previously been elected by shareholders of the Trust. Neal Andrews, who is also an Independent Trustee, and Mark W. Headly, who is an Interested Trustee, meaning that he is an “interested person” of the Trust and Matthews, were previously appointed by the Board and have not yet been elected by shareholders. Each current Trustee has been serving as a Trustee continuously since his or her election or appointment. To provide the Board with the flexibility to fill vacancies in the future, shareholders are being asked to elect Messrs. Andrews and Headley (each, a “Nominee” and together, the “Nominees”) to the Board at the First Special Meeting. If the Nominees are elected to the Board at the First Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

Q:	Why are shareholders being asked to approve the New Agreements?

A:

As required by the 1940 Act, the Current Agreements automatically terminate in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of Matthews or any other transaction or event that results in a change in control of Matthews for purposes of the 1940 Act. This provision effectively requires a Fund’s shareholders to vote on a new investment advisory or investment management agreement, as applicable, if Matthews experiences such a transfer or change in control for purposes of the 1940 Act.

As described in more detail in the Proxy Statement, Matthews is in the process of making certain changes to its ownership structure. As part of the Transaction, Matthews will repurchase the ownership interests held by three Institutional Investors. Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. Following the consummation of the Transaction, Messrs. Matthews and Headley will own approximately 33% and 34%, respectively, of the outstanding units of Matthews, and representatives of the Institutional Investors will relinquish their positions on the board of directors of Matthews such that Messrs. Matthews and Headley will be the only remaining directors of Matthews.

The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the 1940 Act. The Transaction is expected to close in the second quarter of 2026, pending satisfaction of all closing conditions. If the Transaction, for some reason, were not to close, the Current Agreements would remain in effect, subject to regular annual renewals according to their terms.

In order to ensure that the existing investment advisory and management services can continue uninterrupted for the Funds, the Board has approved the New Agreements with Matthews, on behalf of each of its respective Funds. Shareholders are being asked to approve the New Agreements, which would be effective upon the consummation of the Transaction. The New Agreements are described in further detail in this proxy statement.

The Transaction will not result in any changes to the contractual investment advisory or management fees charged to the Funds, the portfolio management of any Fund, or the level, nature and quality of services provided by Matthews.

Q:	Will the proposed New Agreements change how the Funds are managed?

A:

No. The Transaction is not expected to result in any changes to the management of the Funds. If shareholders approve the New Agreements, the Funds’ existing portfolio managers are expected to continue to provide for the day-to-day management of the applicable Fund. In addition, the personnel responsible for the management operations of the Funds, including each Trust officer, are not expected to change as a result of the Transaction. The Transaction will not result in any changes to the investment objectives, principal investment strategies, investment techniques and principal risks of the Funds.

Q:	Do the proposed New Agreements materially differ from the respective Current Agreement?

A:	No. The material terms of the proposed New Agreements are identical to those of the respective Current Agreement, except for new effective and termination dates.

Q:	What happens if shareholders of a Fund do not approve the proposed New Agreement?

A:

If the shareholders of a Fund do not approve the proposed New Agreement, upon the closing of the Transaction, the applicable Current Agreement would terminate and Matthews would not be able to continue to serve as the adviser to that Fund. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, allowing the Fund to operate under an interim advisory agreement with a duration of no more than 150 days, seeking approval of a new advisory or management agreement, as applicable, liquidation of a Fund, or reorganizing the Fund with and into another Fund in the Trust.

Q:	Is the approval or effectiveness of any Proposal contingent on the approval of any other Proposal with respect to any Fund?

A:

Proposal 1 with respect to the election of Trustees will be treated independently from Proposal 2. Each Fund will vote separately on Proposal 2. If all Funds do not initially approve Proposal 2, the second special shareholder meeting would be adjourned as needed in order to solicit additional proxies for approval, or a new shareholder meeting may be called for certain Funds. If certain Funds continue to not approve Proposal 2, the Adviser, in consultation with the Board, will determine whether Proposal 2 can be effective for those Funds that have approved or appropriate alternatives.

Q:	Who is paying for the expenses of this solicitation of proxies in connection with the Special Meeting?

A:

The expenses incurred in connection with this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be shared among Matthews and the Funds. The expenses specifically incurred in connection with Proposal 2 will be borne by Matthews. The expenses incurred with respect to Proposal 1 will be borne by the Funds, and allocated proportionately among the Funds based on relative net assets. Matthews estimates that those total costs will be $2,422,000, with $2,147,000 to be borne by Matthews and $275,000 to be borne by the Funds.

VOTING PROCEDURES

Q:	How does the Board recommend that shareholders vote?

A:	The Board recommends that shareholders vote “FOR” both Proposals.

The Board believes that approval of the Proposals is in the best interests of the Funds and their shareholders.

Q:	Who is eligible to vote?

A:

Shareholders of a Fund as of the close of business on February 26, 2026 (the “Record Date”), are eligible to vote on the Proposals. Shareholders of each Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share, if applicable, held on the Record Date.

Shareholders of the Funds will vote together on Proposal 1. Shareholders of each Fund will vote separately on Proposal 2.

Q:	How do I vote my shares?

A:

You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the proxy card and mailing it in the enclosed postage-paid envelope. However, even if you plan to attend the Special Meetings, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Q:	Why are multiple proxy cards enclosed?

A:	If you are a shareholder of more than one Fund, you may receive more than one proxy card. Please execute each card received separately.

Q:	Whom do I contact if I have questions?

A:

If you have questions regarding the Proposals, please feel free to call our proxy solicitor, EQ Fund Solutions, at 800-713-9960 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time or 6:00 a.m. and 7:00 p.m. Pacific Time, Monday through Friday.

Important additional information about the Proposals is set forth in the accompanying Proxy Statement.

Please read it carefully.

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON APRIL 14, 2026

NOTICE IS HEREBY GIVEN that two separate special meetings (the “Special Meetings”) of the shareholders of each series (each, a “Fund” and collectively, the “Funds”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”). The first meeting will be held at 10:00 a.m. Pacific Time (the “First Meeting”) and the second meeting will be held at 10:30 a.m. Pacific Time (the “Second Meeting”) on April 14, 2026. The Special Meetings will be held in person only. You will not be able to attend the Special Meetings virtually.

The purpose of the Special Meetings is for shareholders to consider and vote on the proposals as more fully described herein.

Matthews International Capital Management, LLC (“Matthews”) currently serves as the investment adviser for each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement between the Trust, on behalf of each Fund operated as an exchange-traded fund (“ETF”), and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”).. Matthews is in the process of making certain changes to its ownership structure (the “Transaction”). As part of the Transaction, Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the Investment Company Act of 1940, as amended. The Transaction is expected to close in the second quarter of 2026, pending satisfaction of all closing conditions.

To ensure that Matthews may continue to provide advisory and management services to the Funds without interruption, the Special Meetings are called to, among other things, approve a new investment advisory agreement (the “New Mutual Fund Agreement”) and a new investment management agreement (the “New ETF Agreement” and, together with the New Mutual Fund Agreement, the “New Agreements”) between Matthews and the Trust.

The First Meeting is to be held for the following purpose:

Proposal 1: To elect two Trustees to the Board of the Trust.

The Second Meeting is to be held for the following purpose:

Proposal 2: To approve the New Agreements, each to be effective upon the closing of the Transaction.

The Board voted unanimously to approve the Proposals. The Board believes that the Proposals are in the best interests of each Fund and its shareholders. The Board recommends that you vote “FOR” each Proposal.

The Board of Trustees (the “Board”) of the Trust has fixed the close of business on February 26, 2026, as the record date (the “Record Date”) for determination of shareholders of each Fund entitled to notice of, and to vote at, the Special Meetings and any postponements and adjournments thereof.

The Special Meetings will be held in person only. You will not be able to attend the Special Meetings virtually.

A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Special Meetings and any postponements and adjournments thereof.

Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Special Meetings, please complete and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. You may also vote by telephone or over the Internet; please see page 32 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote at the Special Meetings, you may revoke your proxy at any time prior to its exercise at the Special Meetings. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings: This notice and the accompanying Proxy Statement are available on the Internet at https://www.matthewsasia.com/resources/docs/fund-documents/ and https://vote.proxyonline.com/MatthewsAsia/docs/proxy.pdf.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

By order of the Boards of Trustees,
/s/ Mark W. Headley
Mark W. Headley
President of the Trust
March 3, 2026

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(800) 789-ASIA (2742) (Mutual Funds)

(833) 228-5605 (ETFs)

Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Equity Active ETF
Matthews Emerging Markets Sustainable Future Fund	Matthews Emerging Markets ex China Active ETF
Matthews Emerging Markets Small Companies Fund	Matthews Emerging Markets Sustainable Future Active ETF
Matthews Asia Growth Fund	Matthews Emerging Markets Discovery Active ETF
Matthews Pacific Tiger Fund	Matthews Pacific Tiger Active ETF
Matthews Asia Innovators Fund	Matthews Asia Innovators Active ETF
Matthews China Fund	Matthews China Active ETF
Matthews China Small Companies Fund	Matthews China Discovery Active ETF
Matthews India Fund	Matthews India Active ETF
Matthews Japan Fund	Matthews Japan Active ETF
Matthews Asia Dividend Fund	Matthews Korea Active ETF
Matthews Asia Dividend Active ETF

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”) in connection with two separate special meetings (the “Special Meetings”) of the shareholders of each series of the Trust (each, a “Fund” and collectively, the “Funds”). The first meeting will be held at 10:00 a.m. Pacific Time (the “First Meeting”) and the second meeting will be held at 10:30 a.m. Pacific Time (the “Second Meeting”) on April 14, 2026. The Special Meetings will be held in person only. You will not be able to attend the Special Meetings virtually.

Shareholders of record of each Fund at the close of business on February 26, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meetings and any postponements and adjournments thereof. This Proxy Statement, proxy card and accompanying Notice of Special Meetings of Shareholders are being mailed to shareholders of each Fund on or about March 5, 2026. Shareholders are requested to vote their shares by completing and returning the enclosed proxy card.

The purpose of the Special Meetings is for shareholders to consider and vote on the proposals as more fully described herein.

Matthews currently serves as the investment adviser for each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement between the Trust, on behalf of each Fund operated as an exchange-traded fund (“ETF”), and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”). Matthews is in the process of making certain changes to its ownership structure (the “Transaction”). As part of the Transaction, Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”) (collectively, the “Institutional Investors”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the Investment Company Act of 1940, as amended (the “1940 Act”). The Transaction is expected to close in the second quarter of 2026, pending satisfaction of all closing conditions.

Following the termination of the Current Agreements, Matthews may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if the New Agreements are approved by a majority of the Independent Trustees and shareholders of each Fund. At a meeting of the Board held on February 25-26, 2026 for the purpose of approving the New Agreements (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, unanimously approved the New Agreements, subject to Fund shareholder approval. Accordingly, shareholders of each Fund are being asked to approve the New Agreements at the Second Special Meeting. There are no material differences between the Current Agreements and the respective New Agreement, other than their effective and termination dates.

If shareholders approve a New Agreement with respect to a Fund, the New Agreement will take effect upon the closing of the Transaction and management of the Fund by Matthews will continue uninterrupted. If shareholders do not approve a New Agreement with respect to any Fund, then Matthews will not be permitted to serve as that Fund’s investment adviser after the automatic termination of the applicable Current Agreement upon the closing of the Transaction, and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

In addition, the Board currently consists of six Trustees, five of whom are Independent Trustees. Four of the Independent Trustees, Gale K. Caruso, Christopher Lee, Rhoda Rossman, and Jonathan F. Zeschin, have previously been elected by shareholders of the Trust. Neal Andrews, who is also an Independent Trustee, and Mark W. Headly, who is an Interested Trustee, were previously appointed by the Board and have not yet been elected by shareholders. Each current Trustee has been serving as a Trustee continuously since his or her election or appointment. To provide the Board with the flexibility to fill vacancies in the future, shareholders are being asked to elect Messrs. Andrews and Headley (each, a “Nominee” and together, the “Nominees”) to the Board at the First Special Meeting. If the Nominees are elected to the Board at the First Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

The First Meeting is to be held for the following purpose:

Proposal 1: To elect two Trustees to the Board of the Trust.

The Second Meeting is to be held for the following purpose:

Proposal 2: To approve the New Agreements, each to be effective upon the closing of the Transaction.

Shareholders of the Funds will vote together on Proposal 1. Shareholders of each Fund will vote separately on Proposal 2.

Copies of each Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing or calling Matthews Asia Funds at: for mutual funds, P.O. Box 534475, Pittsburgh, PA 15253-4475 or 800.789.ASIA (2742); for ETFs, Three Canal Plaza, Suite 100, Portland, ME 04101 or 833.228.5605.

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings of Shareholders to be Held on April 14, 2026:

This Proxy Statement is available on the Internet at https://www.matthewsasia.com/resources/docs/fund-documents/ and https://vote.proxyonline.com/MatthewsAsia/docs/proxy.pdf. Any additional solicitation materials sent to shareholders will be made available at the same website.

PROPOSAL 1 – ELECTION OF TRUSTEES

SHAREHOLDERS OF ALL FUNDS VOTING TOGETHER

Background

Each Board currently consists of six Trustees, five of whom are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Trust and Matthews (the “Independent Trustees”). Rhoda Rossman was previously elected to the Board by shareholders of the Trust on May 24, 2006. Gale K. Caruso, Christopher F. Lee and Jonathan F. Zeschin were previously elected to the Board by shareholders of the Trust on February 24, 2015. Neal Andrews joined the Board as an Independent Trustee by appointment of the Board in January 2024 and has been serving in that capacity continuously since then. Mark Headley joined the Board as an Interested Trustee by appointment of the Board in May 2025 and has been serving in that capacity continuously since then. In connection with their appointments to the Board, the Board had the opportunity to meet each Nominee in person and reviewed his respective biographical information, experience, independence and other factors deemed relevant by the Board.

To provide the Board with the flexibility to fill future vacancies, shareholders are being asked to elect Messrs. Andrews and Headley (each, a “Nominee” and together, the “Nominees”) to the Board at the Special Meeting. If the Nominees are elected to the Board at the Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust. The Board believes that it is in the best interests of the Trust and its shareholders to elect the Nominees to the Board.

The Board approved the proposal to elect Mr. Andrews and Mr. Headley as Trustees for a number of reasons. The Board considered Mr. Andrews’ and Mr. Headley’s business experience, background and qualifications, including Mr. Headley’s role as President of the Trust and Executive Chairman of Matthews, and concluded that each possesses such skills, experience, and attributes that complement the mix of relevant skills and experience on the Board. In addition, the Board is asking shareholders of the Trust to elect the Nominees as Trustees so that all members of the Board will have been elected by shareholders. The 1940 Act requires that immediately after any vacancy on a registered investment company’s board of directors is filled (in a manner other than election by shareholders), at least two-thirds of the directors then holding office have been elected by the fund’s shareholders. The 1940 Act also provides that in the event that at any time less than a majority of the directors of a fund are elected by shareholders, a shareholder meeting must be held as promptly as possible for the purpose of electing directors to fill any vacancies. If the Nominees are elected by shareholders at the First Special Meeting, then in the event of any future vacancies, the remaining Trustees may appoint up to two additional Board members (assuming no subsequent changes to the composition of the Board).

Information Regarding the Nominee and the Trustees

Nominee

In respect of each Nominee, his professional accomplishments and prior experience, including experience in fields related to the operations of the Funds, were a significant factor in the determination that he should be a nominee for Trustee of the Trust. The Board also considered various other factors, including the desired mix of relevant skills and experience on the Board and intangible qualities the Nominee possesses. The professional experience of the Nominees and additional considerations that contributed to the Board’s conclusion that the Nominees should serve on the Board are summarized below under “Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes, or Skills.”

In addition, the following table lists the name of and year of birth for the Nominees; position(s), term of office, and length of service with the Trust; principal occupation(s) during the past five (5) years; the number of portfolios or funds in the Fund Complex (see Footnote 2 below the table) that the Nominees currently oversee; and any other trusteeships or directorships held by the Nominees. The address of the Nominees is c/o Matthews, Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT NOMINEE

Neal Andrews Born 1966	Trustee	Since 2024	Managing Director (2006–2020), BlackRock Inc. (investment management), Chief Financial Officer, BlackRock Mutual Funds (2007– 2020) and BlackRock iShares (2019) (investment management).	24	Trustee (2023), Segall Bryant & Hamill Trust (13 Portfolios).

INTERESTED NOMINEE

Mark W. Headley[3] Born 1959	Trustee and President	Since 2025	Executive Chair (since 2025), Matthews (investment management); Chair (since 2022).	24	Director (since 2017), Conservation Lands Foundation (non-profit foundation)

[1]

Each Trustee’s term of office ends at the earlier of: (i) the last day of the calendar year in which his or her 75th birthday occurs, (ii) twenty (20) consecutive years after joining the Board or (iii) his/her death, resignation or removal in accordance with the Trust’s policies. With respect to (i) and (ii), for Trustees serving on the Board prior to January 1, 2024, the Governance Committee may determine, for good cause, that a Trustee’s term be extended for an additional finite period.

[2]	As of December 31, 2025, the “Fund Complex” consisted of the twenty-four series comprising the Trust.
[3]	Mr. Headley is an “interested person” or “Interested Trustee” by virtue of his employment relationship with Matthews.

Remaining Trustees

The following table contains similar information about the remaining four Trustees of the Trust, all of whom are Independent Trustees. The address of each of the remaining Trustees is c/o Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Gale K. Caruso Born 1957	Trustee and Chair of the Board	Trustee since 2015, Vice Chair (2021), and Chair of the Board since 2022	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	24

Trustee (since 2006), Pacific Select Funds (47 Portfolios); Member, Board of Governors (since 2022), Investment Company Institute; Member,

Governing Council (since 2016), Independent Directors Council;

Director (2005-2012), Make-A-Wish Foundation of Maine.

Christopher F. Lee Born 1967	Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Lecturer (part-time) (2013-2019), The Chinese University of Hong Kong.	24	Director (2017-2023), Hong Kong Securities and Investment Institute; Director (2015-2018), Star Magnolia Capital (Hong Kong); Director (2013-2018), Asian Master Funds (Australia) (1 Portfolio);

Rhoda Rossman Born 1958	Trustee	Since 2006	Governor Appointee (since 2019), California Catastrophe Response Council.	24

Jonathan F. Zeschin Born 1953	Trustee	Trustee since 2007 and Chair of the Board (2014-2021)	Partner, CEO and Founder (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	24	Trustee (since 2019), Russell Investment Funds (9 Portfolios) and Russell Investment Company (32 Portfolios).

[1]

Each Trustee’s term of office ends at the earlier of: (i) the last day of the calendar year in which his or her 75th birthday occurs, (ii) twenty (20) consecutive years after joining the Board or (iii) his/her death, resignation or removal in accordance with the Trust’s policies. With respect to (i) and (ii), for Trustees serving on the Board prior to January 1, 2024, the Governance Committee may determine, for good cause, that a Trustee’s term be extended for an additional finite period.

[2]	As of December 31, 2025, the “Fund Complex” consisted of the twenty-four series comprising the Trust.

Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes, or Skills

The Board takes into account a variety of factors in the selection of candidates to serve as Trustees, including the composition of the Board. Generally, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, to serve as a Trustee, an individual should also possess various other intangible qualities such as intelligence, work ethic, and the ability to work together, to communicate effectively, to ask incisive questions, to exercise judgment, and to oversee the business of the Trust.

The Board also considers diversity of its Trustees and any nominees. The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, and perspectives in evaluating candidates, nominees and fellow Trustees.

The Board also considers, among other factors, the particular attributes described below with respect to the Nominee and Trustees.

Independent Nominee

Mr. Andrews has many years of experience in the financial services and investment management industries, including substantial experience with investment companies as a former chief financial officer of a complex that included mutual funds and exchange-traded funds. Mr. Andrews is a current Independent Trustee serving on the Board.

Interested Nominee

Mr. Headley has many years of investment management experience, including substantial experience as a portfolio manager of Asia-focused funds. He rejoined Matthews as Executive Chairman in April 2025. He first joined Matthews in April 1995 as Managing Director and senior analyst on the investment team. In 1999, Mr. Headley became President of Matthews and between 2002 and 2009, held both CEO and Co-CEO roles and between 2007 and 2009, he was also CIO. Throughout his time at the firm, Mr. Headley managed several funds as Portfolio Manager. Prior to joining Matthews, he held several key positions, including with Newport Pacific Management and Newport Distributors, Inc., where he was an original member of the team that launched the first SEC-registered open-end Asia (ex-Japan) fund. Mr. Headley is a current Interested Trustee serving on the Board.

Independent Trustees

Ms. Caruso has many years of financial services experience in the U.S. and Canada, including substantial executive experience in the investment management industry and extensive experience serving on the boards of mutual funds and other companies.

Mr. Lee has many years of global financial markets experience, managing derivative product development and marketing activities to financial institutional clients in a number of Asian countries, as well as substantial experience as a member of management and executive committees and as a director of an investment company listed on the Australian Stock Exchange.

Ms. Rossman has many years of experience as an investment professional specializing in portfolio management and is familiar with the analysis of investment strategy, trading, and performance results, and she has been serving on the Board since 2006.

Mr. Zeschin has many years of experience in the investment management and investment advisory industry, including substantial experience with mutual funds as an independent trustee or independent director and chairman of board, and he has been serving on the Board since 2007.

Board Leadership Structure and Risk Oversight.

The operations of the Funds are under the direction of the Board of Trustees. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Funds. The Board met 5 times during the fiscal year ended December 31, 2025. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

The Board consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). An Independent Trustee serves as Chair of the Board. In addition, both of the standing committees of the Board, to which the Board has delegated certain authority and supervisory responsibilities, are comprised exclusively of Independent Trustees. Those committees are the Audit Committee and the Governance Committee, whose responsibilities and activities are described below. As part of each regular Board meeting, the Independent Trustees meet separately from Matthews with their independent legal counsel. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained Matthews as the Funds’ investment adviser. Subject to the objectives and policies as the Board may determine, Matthews furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to the

Current Agreement. Employees of Matthews serve as the Trust’s officers, including the Trust’s President, Treasurer, Secretary and Chief Compliance Office (“CCO”).

The Board oversees the services provided by Matthews, including certain risk management functions. Risk management is a broad concept that can cover many elements. The Board handles its review of different elements and types of risks in different ways. In the course of providing oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures. The CCO reports to the Board the CCO’s assessment of various compliance, legal and regulatory risks, as well as actions taken to address those risks where appropriate. The Audit Committee’s meetings with the Funds’ independent auditors also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Portfolio Managers of the Funds to receive reports regarding the management of the Funds, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Funds to Matthews and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks. Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or Matthews, its affiliates or other service providers.

Board Committees.

Currently, the Board has an Audit Committee and a Governance Committee. Each committee is composed of all the Independent Trustees (Messrs. Andrews, Lee and Zeschin, and Mses. Caruso and Rossman). The Chairperson and functions of each committee are set forth below.

Audit Committee Mr. Andrews, Chairperson

The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. Messrs. Andrews, Lee and Zeschin have been designated as Audit Committee financial experts in accordance with rules adopted by the SEC under the Sarbanes-Oxley Act of 2002.

The Audit Committee met 3 times during the fiscal year ended December 31, 2025.

Governance Committee Mr. Zeschin, Chairperson

The Governance Committee has the responsibility, among other things, to (1) consider and nominate new Trustees to serve on the Board; (2) annually review and consider the compensation of the Board; and (3) manage the process for the Board’s annual “self-assessment.” The Governance Committee considers nominations from shareholders to the extent required by any applicable law, and any such shareholder recommendation must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a Trustee. In evaluating candidates for a position on the Board, the Governance Committee considers a variety of factors it deems appropriate. The Governance Committee evaluates any nominees recommended to the Board by shareholders in the same manner as it evaluates nominees identified by the Governance Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Governance Committee.

The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders (if required by applicable law), and officers of the Trust, Matthews, and other service providers of the Trust. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance Committee met 3 times during the fiscal year ended December 31, 2025.

The Board has designated Ms. Rossman as the Board’s compliance liaison. As compliance liaison, Ms. Rossman serves as a point person for the Board to interact with Matthews’ Global Head of Risk and Compliance and the Trust’s Chief Compliance Officer in between regular quarterly Board meetings, as appropriate, and to communicate with the Board regarding risk and compliance matters.

The Board may also establish various working groups from time to time as deemed necessary or appropriate. Such working groups would typically be comprised of a subset of the Board and would review matters as designated by the Board. Currently, the Board has established a 15(c) contract renewal group, comprised of all the Independent Trustees. The 15(c) contract renewal working group provides a preliminary review of Matthews’ 15(c) contract renewal material before it is presented to the full Board.

Compensation.

The fees and expenses of the Independent Trustees are allocated to each series of the Trust. The amounts allocated to the series of the Trust that are operated as mutual funds are paid by the Trust; the amounts allocated to the series of the Trust that are operated as exchange-traded funds are paid by Matthews. The following table shows the fees paid during the fiscal year ended December 31, 2025 to the Independent Trustees for their service to the Funds and the entire Fund Complex.

	Fiscal Year Ended December 31, 2025
	Aggregate Compensation for the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for the Fund Complex*
Independent Trustees
Gale K. Caruso	$263,000.00	None	None	$263,000.00
Neil Andrews	$211,000.00	None	None	$211,000.00
Christopher F. Lee	$195,000.00	None	None	$195,000.00
Rhoda Rossman	$195,000.00	None	None	$195,000.00
Jonathan F. Zeschin	$195,000.00	None	None	$195,000.00

*	As of December 31, 2025, the “Fund Complex” consisted of the Trust’s twenty-four series.

No Interested Trustee, officer, employee of Matthews receives any compensation from the Funds for acting as an Interested Trustee, officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.

Fund Ownership by Trustees and Nominee.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee and Nominee in each of the Funds and in all registered investment companies overseen by the Trustee within the same family of investment companies, as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in each of the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*
INDEPENDENT NOMINEE
Neal Andrews**	Matthews Emerging Markets Equity Active ETF	$50,001-$100,000
	Matthews India Active ETF	$1-$10,000

INTERESTED NOMINEE
Mark W. Headley***	Matthews Emerging Markets Equity Fund	Over $100,000
	Matthews Emerging Markets Sustainable Future Fund	Over $100,000
	Matthews Emerging Markets Small Companies Fund	Over $100,000
	Matthews Pacific Tiger Fund	Over $100,000
	Matthews Asia Innovators Fund	Over $100,000
	Matthews Asia Growth Fund	Over $100,000
	Matthews Asia Dividend Fund	Over $100,000
	Matthews China Fund	Over $100,000
	Matthews China Small Companies Fund	Over $100,000
	Matthews India Fund	Over $100,000
	Matthews Japan Fund	Over $100,000
	Matthews Korea Active ETF	Over $100,000

INDEPENDENT TRUSTEES
Gale K. Caruso	Matthews Emerging Markets Equity Active ETF	$1 - $10,000
	Matthews Emerging Markets Sustainable Future Active ETF	$10,001-$50,000
	Matthews China Active ETF	$1 - $10,000
	Matthews India Active ETF	$1 - $10,000
	Matthews Japan Active ETF	$10,001 - $50,000
Christopher F. Lee	Matthews Asia Growth Fund Matthews Asia Innovators Fund Matthews Emerging Markets Equity Fund Matthews India Fund	$1 - $10,000 $1 - $10,000 $1 - $10,000 $1 - $10,000

Rhoda Rossman	Matthews Emerging Markets Equity Fund	$10,001 - $50,000
	Matthews India Fund	$10,001 - $50,000
	Matthews Japan Fund	$10,001 - $50,000

Jon Zeschin	Matthews Asia Dividend Fund Matthews Emerging Markets Equity Fund Matthews Japan Fund	$50,001 - $100,000 $50,001 - $100,000 $10,001 - $50,000
	Matthews Emerging Markets ex China Active ETF	$50,001 - $100,000

*	As of December 31, 2025, the “Fund Complex” consisted of the Trust’s twenty-four series.
**	Mr. Andrews is currently an Independent Trustee.
***	Mr. Headley is currently an Interested Trustee.

As of December 31, 2025, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in Matthews or the Funds’ underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with Matthews or the Funds’ underwriter. Since January 1, 2026, there were no purchases or sales of securities of Matthews or its parent, or subsidiaries of either, by any Independent Trustee or the Nominee.

Officers of the Trust.

Each officer of the Trust serves at the pleasure of the Board. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act either because of an ownership interest in Matthews or an office held with the Trust or Matthews. No officer or employee of Matthews receives any compensation from the Funds for acting as an officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, nor do the officers of the Trust receive any pension or retirement benefits from the Funds.

Information about each officer of the Trust who is not a Trustee or a Nominee, including name and year of birth; position(s), term of office, and length of service with the Trust; and principal occupation(s) during the past five (5) years, is set forth below in the table. The address of the officers of the Trust is c/o Matthews, Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Deepa Damre Smith Born 1975	Vice President	Since 2022	General Counsel (since 2022), Matthews (investment management); Managing Director (2014-2022), Director (2009-2013), BlackRock (investment management); Principal (2004-2009), Barclays Global Investors (investment management).

J. David Kast Born 1966	Vice President	Since 2018	Chief Compliance Officer and Anti-Money Laundering Officer (since 2018), Global Head of Risk and Compliance (since 2017), Matthews (investment management); Managing Director (2009-2017), Goldman Sachs (investment management).

Shai Malka Born 1973	Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004-2009), Matthews (investment management); Treasurer (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

John P. McGowan Born 1964	Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (2010-2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments); Vice President and Secretary (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

Lisa Nicosia Born 1966	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2023	Chief Compliance Officer and Anti-Money Laundering Officer (since 2023), Matthews Asia Funds (registered investment company); Vice President (2014- 2022), Goldman Sachs (investment management).

Shuntaro Takeuchi Born 1978	Vice President	Since 2021	Portfolio Manager (since 2019), Senior Research Analyst (2016-2019), Matthews (investment management); Executive Director (2013-2016), UBS Securities LLC (investment management).

Sean Taylor Born 1967	Vice President	Since 2023	Portfolio Manager (since 2023), Matthews (investment management); Chief Investment Officer for APAC (2014-2023), Global Head of Emerging Markets (2014-2023), DWS Group (investment management); Head of Emerging Markets (2013-2023), Deutsche Asset and Wealth Management (investment management).

Shareholder Communications

The Trust currently provides the following process for shareholders to send communications to the Board: shareholder correspondence addressed to the Board will be forwarded to each Trustee, and shareholder correspondence addressed to a particular Trustee will be forwarded to that Trustee. The Board has not adopted a more formal shareholder communications policy but may do so in the future.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2025 was PricewaterhouseCoopers LLP (“PwC”). No independent registered public accounting firm has been selected for the Funds for the fiscal year ending December 31, 2026 because that selection is to be considered at the regularly scheduled Board meeting in February 2026. This is consistent with Rule 32a-3 under the 1940 Act, which permits the Funds to select the independent registered public accounting firm at a Board meeting held within thirty (30) days before or ninety (90) days after the beginning of a fiscal year. Absent any unusual or unforeseeable circumstances, the Audit Committee and the Board expect to select PwC to continue to provide audit, accounting and related services to the Funds for the fiscal year ending December 31, 2026. PwC’s business address is 405 Howard Street Suite 600, San Francisco, CA 94105.

Representatives of PwC are not expected to be at the First Special Meeting to answer questions relating to the services provided to the Funds. However, a representative could be contacted during the First Special Meeting if any matter were to arise requiring assistance.

The following table sets forth the aggregate fees billed by PwC for each Fund’s most recent two fiscal years for professional services rendered for (i) audit services; (ii) audit-related services; (iii) tax services; and (iv) other services.

Fund	Fiscal Year Ended 12/31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Matthews Emerging Markets Equity Fund	2024	$39,580	$0	$9,895	$0
	2025	$42,375	$0	$10,095	$0

Matthews Emerging Markets Sustainable Future Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Emerging Markets Small Companies Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Asia Growth Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Pacific Tiger Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Asia Innovators Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews China Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews China Small Companies Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews India Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Japan Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Asia Dividend Fund	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews China Dividend Fund*	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Emerging Markets Equity Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Emerging Markets ex China Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Emerging Markets Sustainable Future Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Emerging Markets Discovery Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Pacific Tiger Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Asia Innovators Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews China Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews China Discovery Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews India Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Japan Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Korea Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

Matthews Asia Dividend Active ETF	2024	$39,580	$0	$9,895	$0
	2025	$40,375	$0	$10,095	$0

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

Audit Fees. “Audit fees” are the aggregate fees billed for professional services rendered by PwC for the audit of the Funds’ annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. “Audit-related fees” are the aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under “audit fees” above. For the fiscal years ended December 31, 2024 and 2025, no audit-related services were provided by PwC for the Funds.

Tax Fees. “Tax fees” are the aggregate fees billed for professional services rendered by PwC to the Funds for tax compliance, tax advice, and tax planning. For the fiscal years ended December 31, 2024 and 2025, tax services provided by PwC for the Funds related to reviewing the regulated investment company tax qualifications and compliance and assisting with tax returns for the Funds. All of those tax services were approved by the Audit Committee (without relying on the De Minimis Exception defined below).

All Other Fees. “All other fees” are the aggregate fees billed for products and services provided by PwC to the Funds other than the services reported under “audit fees,” “audited-related fees” or “tax fees” above. For the fiscal years ended December 31, 2024 and 2025, no such other services were provided by PwC for the Funds.

Audit Committee Pre-Approval Policies and Procedures.

The Audit Committee is required to pre-approve the selection of the Trust’s independent public accountant (the “Auditor”) and to recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, to evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to Matthews or its affiliates. Specifically, the Audit Committee reviews and approves the fees charged by the Auditor for audit and non-audit services to be provided to the Trust in accordance with the pre-approval requirements set forth in the Audit Committee Charter and described below.

Pre-Approval of Audit Related and Permissible Non-Audit Services

Before the Auditor is engaged by the Trust, the Audit Committee shall (i) pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided by the Auditor to the Trust; or (ii) establish policies and procedures governing the Auditor’s engagement, provided that (a) any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to Matthews; and (b) the Audit Committee may delegate to one or more of its members the authority to grant pre-approvals, in which event the pre-approval policies and procedures must include the requirement that the decisions of any member to whom authority is so delegated be presented to the full Audit Committee at its next scheduled meeting. To date, the Audit Committee has not adopted such pre-approval policies and procedures.

Notwithstanding the foregoing, pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee (the “De Minimis Exception”).

Pre-Approval of Non-Audit Services Provided to Matthews and Certain Control Persons

With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) Matthews and (ii) any entity controlling, controlled by, or under common control with Matthews that provides ongoing services to the Trust, provided that the De Minimis Exception set forth above applies to pre-approvals of such non-audit services as well, except that the “total amount of revenues” calculation for such non-audit services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this provision (i.e., Matthews or any control person).

Non-Audit Fees. For the fiscal years ended December 31, 2024 and 2025, the aggregate non-audit fees billed by PwC for non-audit services (i.e., tax fees) rendered by PwC to the Funds were $233,680 and $264,135, respectively. For the fiscal years ended December 31, 2024 and 2025, the aggregate non-audit fees billed by PwC for non-audit services rendered by PwC to Matthews and any entity controlling, controlled by, or under common control with Matthews that provides ongoing services to the Funds were $364,949 and $262,999, respectively. The Audit Committee has considered the provision of non-audit services that were rendered to Matthews and any entity controlling, controlled by, or under common control with Matthews that provides ongoing services to the Funds that were not pre-approved by the Audit Committee and has determined that the provisions of such non-audit services is compatible with maintaining PwC’s independence.

Legal Proceedings

The Board is not aware of any legal proceedings involving any of the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 – APPROVAL OF NEW INVESTMENT ADVISORY AND INVESTMENT

MANGEMENT AGREEMENTS

SHAREHOLDERS OF THE FUNDS VOTING SEPARATELY WITH RESPECT TO THEIR FUND

Background

Matthews currently serves as the investment adviser for each Fund under an Investment Advisory Agreement dated February 1, 2016, as amended from time to time, between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement dated June 30, 2022, as amended from time to time, between the Trust, on behalf of each Fund operated as an exchange-traded fund (“ETF”), and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”). The Current Agreements are expected to automatically terminate as a result of the changes in the ownership structure of Matthews as more fully described below under “The Transaction” because those changes will constitute a change of control of Matthews and, therefore, technically will result in an “assignment” of the Current Agreements under the 1940 Act. There are no material differences between the Current Agreements and the respective New Agreement, other than their effective and termination dates.

Following the termination of the Current Agreements, Matthews may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if a new investment advisory agreement (the “New Mutual Fund Agreement”) between the Trust, on behalf of the Funds that are operated as mutual funds, and a new investment management agreement (the “New ETF Agreement” and, together with the New Mutual Fund Agreement, the “New Agreements”), on behalf of the Funds that are operated as ETFs, and Matthews are approved by a majority of the Independent Trustees and shareholders of each Fund. At a meeting of the Board held on February 25-26, 2026 for the purpose of approving the New Agreements (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, unanimously approved the New Agreements, subject to Fund shareholder approval. Accordingly, shareholders of each Fund are being asked to approve the New Agreements at the Second Special Meeting.

To allow Matthews to continue to serve as the investment adviser to each Fund without any interruption, shareholders of each Fund are being asked to approve the New Agreements. There are no material differences between the Current Agreements and the respective New Agreement, other than their effective and termination dates, and no changes are expected in the services provided by Matthews to the Funds or in the personnel at Matthews providing those services. If approved, the New Agreements would take effect upon the consummation of the Transaction.

If shareholders approve a New Agreement with respect to a Fund, the New Agreement will take effect upon the closing of the Transaction and management of the Fund by Matthews will continue uninterrupted. If shareholders do not approve a New Agreement with respect to any Fund, then Matthews will not be permitted to serve as that Fund’s investment adviser after the automatic termination of the applicable Current Agreement upon the closing of the Transaction, and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Agreement again, retaining a new investment advisor, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

The Transaction

Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”) (collectively, the “Institutional Investors”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors.

Currently, RBC, Mizuho and Lovell Minnick own approximately 21%, 18.5% and 24%, respectively, of the outstanding units of Matthews. Following the consummation of the Transaction, Messrs. Matthews and Headley will own approximately 33% and 34%, respectively, of the outstanding units of Matthews, and representatives of the Institutional Investors will relinquish their positions on the board of directors of Matthews such that Messrs. Matthews and Headley will be the only remaining directors of Matthews.

The Transaction is expected to close in the second quarter of 2026, pending satisfaction of all closing conditions. If the Transaction, for some reason, were not to close, the Current Agreements would remain in effect, subject to regular annual renewals according to their terms.

Information about Matthews

Matthews is the investment advisor to the Funds. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111. Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian and emerging markets securities. Matthews invests the Funds’ assets, manages the Funds’ business affairs, supervises the Funds’ overall day-to-day operations, provides the personnel needed by the Funds with respect to Matthews’ responsibilities, and furnishes the Funds with office space and provides certain administrative, clerical and shareholder services to the Funds pursuant to the Current Agreement. Matthews is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $6.6 billion as of December 31, 2025.

Principal Executive Officers and Directors of Matthews

The following table lists the names and principal occupations of Matthews’ principal executive officers and directors. The business address of each person listed below is Four Embarcadero Center, Suite 550, San Francisco, California 94111.

Name	Principal Occupation(s)
Mark W. Headley	Director and Executive Chairman of Matthews; President of the Trust

Sean Taylor	Chief Investment Officer and Portfolio Manager of Matthews; Vice President of the Trust

J. David Kast	Global Head of Risk, Compliance and Operations of Matthews

Deepa Damre Smith	General Counsel of Matthews; Vice President of the Trust

Neil Steedman	Global Head of Distribution and Strategy of Matthews

G. Paul Matthews	Director of Matthews

Christopher Doll*	Director of Matthews; Director of City National Bank

Noriyuki Sato*	Director of Matthews; Managing Executive Officer and Head of Asset Management Company, Mizuho

Thomas D. Hutchins*	Director of Matthews, Principal of Lovell Minnick

* Following the consummation of the Transaction, Messrs. Doll, Sato and Hutchins will relinquish their roles as Directors of Matthews.

Significant Owners of Matthews

The following table provides the name and address of each person who owns of record or beneficially, including through their affiliates and affiliated entities, ten percent (10%) or more of the outstanding voting securities of Matthews as of December 31, 2025.

Name	Address
Mark W. Headley	Four Embarcadero Center, Suite 550, San Francisco, CA 94111

G. Paul Matthews	Four Embarcadero Center, Suite 550, San Francisco, CA 94111

RBC USA HoldCo Corporation*	200 Vesey Street, 9th Floor, New York, NY 10281

Mizuho Bank, Ltd.*	1-5-5 Otemachi, Chiyoda-ku, Tokyo, Japan

Lovell Minnick Partners LLC*	215 Manhattan Beach Blvd., 2nd floor, Manhattan Beach, CA 90266

* Following the consummation of the Transaction, none of RBC, Mizuho or Lovell Minick will own ten percent (10%) or more of the outstanding voting securities of Matthews.

Trustees and Officers of the Trust

The table below provides the name of each current Trustee and executive officer of the Trust and direct or indirect interest, if any, such Trustee or executive officer has in Matthews or an affiliate of Matthews.

Name	Position(s) Held with the Trust	Direct or Indirect Interest in Matthews or an Affiliate of Matthews
Gale K. Caruso	Independent Trustee and Chair of the Board	None

Neal Andrews	Independent Trustee	None

Christopher F. Lee	Independent Trustee	None

Rhoda Rossman	Independent Trustee	None

Jonathan F. Zeschin	Independent Trustee	None

Mark W. Headley	Interested Trustee and President	Director and Executive Chairman of Matthews

J. David Kast	Vice President	Global Head of Risk, Compliance and Operations of Matthews

Shai Malka	Treasurer	Vice President of Fund Accounting and Operations of Matthews

John P. McGowan	Vice President and Secretary	Global Head of Fund Administration and IT of Matthews

Lisa Nicosia	Chief Compliance Officer and Anti-Money Laundering Officer	Vice President of Compliance

Deepa Damre Smith	Vice President	General Counsel of Matthews

Shuntaro Takeuchi	Vice President	Portfolio Manager of Matthews

Sean Taylor	Vice President	Chief Investment Officer and Portfolio Manager of Matthews

Other than Mr. Matthews’ and Mr. Headley’s interest in the Transaction as described herein, no Trustee of the Trust has or had any material interest, direct or indirect, in any material transactions since January 1, 2026 or in any material proposed transactions, to which Matthews, any parent, subsidiary of Matthews, or any subsidiary of the parent of such entities was or is to be a party. Because of Mr. Matthews’ and Mr. Headley’s interest in the Transaction, they are considered to have an interest with respect to Proposal 2.

Description of the New Mutual Fund Agreement

The New Mutual Fund Agreement is identical in all material respects to the Current Mutual Fund Agreement, except for new effective and termination dates. The Current Mutual Fund Agreement, dated February 1, 2016, was last approved by shareholders on December 4, 2015, in connection with a change of control of Matthews whereby Mizuho acquired approximately 16% of the outstanding units of Matthews. The Board of the Trust last approved the Current Mutual Fund Agreement at a meeting held on August 27-28, 2025.

The New Mutual Fund Agreement would become effective upon the consummation of the Transaction. The material terms of the New Mutual Fund Agreement are discussed in more detail below. The description of the New Mutual Fund Agreement that follows is qualified entirely by reference to the form of the New Mutual Fund Agreement included in Exhibit A to this Proxy Statement.

Services

No changes to the services provided by Matthews as specified under the Current Mutual Fund Agreement are proposed in connection with Proposal 2.

Both the Current Mutual Fund Agreement and the New Mutual Fund Agreement provide that Matthews will act as investment adviser to the Funds and supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and

Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to Matthews. Under both the Current Mutual Fund Agreement and the New Mutual Fund Agreement, Matthews will: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, partners, or employees of Matthews or its affiliates) but not including personnel to provide distribution services to the Funds; and (v) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Delegation

Both the Current Mutual Fund Agreement and the New Mutual Fund Agreement provide that Matthews may delegate certain portfolio management activities with respect to one or more Funds to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the affected Fund, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Fund, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.

Indemnification

No changes to the liability provisions of the Current Mutual Fund Agreement are proposed in connection with Proposal 2.

Under both the Current Mutual Fund Agreement and the New Mutual Fund Agreement, Matthews and its officers and directors are indemnified and held harmless from all taxes, charges, expenses, assessments, claims and liabilities and expenses arising directly or indirectly from any action or thing which Matthews takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Funds or (ii) upon oral or written instructions from an officer of the Funds, provided that Matthews will not be indemnified against any liability to the Funds or to the Funds’ shareholders (or any expenses incident to such liability) arising out of Matthews’ own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreements.

Term and Termination

No changes to the term and continuance provisions of the Current Mutual Fund Agreement are proposed in connection with Proposal 2. The Current Mutual Fund Agreement and the New Mutual Fund Agreement would differ only to the extent of their effective and termination dates.

If approved by shareholders, the New Mutual Fund Agreement will become effective upon the consummation of the Transaction. After an initial two-year term, the New Mutual Fund Agreement would continue in effect for each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Both the Current Mutual Fund Agreement and the New Mutual Fund Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to Matthews, and by Matthews upon sixty (60) days’ written notice to a Fund. Each Agreement also provides that it will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Expenses

Certain changes to the contractual limits on expenses in the separate operating expenses agreement discussed below are proposed in connection with Proposal 2. Matthews would agree to reduce the contractual expense limitation for the institutional class shares of the Matthews Asia Dividend Fund from an annual rate of 1.20% to 1.01%. Matthews would also agree to reduce the contractual expense limitation for the institutional class shares of the Matthews Emerging Markets Small Companies Fund from an annual rate of 1.15% to 1.11%.

With respect to the operation of each Fund, under both the Current Mutual Fund Agreement and the New Mutual Fund Agreement Matthews is responsible for the compensation of any of the Trust’s Trustees, officers, and employees who are affiliates of Matthews. Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than those specified in the immediately preceding sentence, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with, or interested persons, of Matthews; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Contractual Advisory Fees

No changes to the contractual advisory fees for the Funds are proposed in connection with Proposal 2.

Pursuant to both the Current Mutual Fund Agreement and the New Mutual Fund Agreement, the Funds, other than the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund (such Funds collectively, the “Family-Priced Funds”), in the aggregate, pay Matthews at an annual rate of 0.75% of the aggregate average daily net assets of the Family-Priced Funds up to $2 billion, 0.6834% of the aggregate average daily net assets of the Family-Priced Funds over $2 billion up to $5 billion, 0.65% of the aggregate average daily net assets of the Family-Priced Funds over $5 billion up to $25 billion, 0.64% of the aggregate average daily net assets of the Family-Priced Funds over $25 billion up to $30 billion, 0.63% of the aggregate average daily net assets of the Family-Priced Funds over $30 billion up to $35 billion, 0.62% of the aggregate average daily net assets of the Family-Priced Funds over $35 billion up to $40 billion, 0.61% of the aggregate average daily net assets of the Family-Priced Funds over $40 billion up to $45 billion, and 0.60% of the aggregate average daily net assets of the Family-Priced Funds over $45 billion. The Family-Priced Funds pay Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Funds’ average daily net assets for the month.

Pursuant to both the Current Mutual Fund Agreement and the New Mutual Fund Agreement, each of the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund pays Matthews a fee equal to 0.85% of its average daily net assets. Each of the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on such Fund’s average daily net assets for the month.

For the fiscal year ended December 31, 2025, the Funds paid investment management fees to Matthews as follows (as a percentage of average net assets):

Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund,* Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund	0.72%

Matthews Emerging Markets Small Companies Fund, Matthews China Small Companies Fund	0.85%

 * Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

Pursuant to the current operating expenses agreement, dated as of November 4, 2003, (as amended from time to time, the “Operating Expenses Agreement”), Matthews has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class (i) for all Funds other than the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund and Matthews Emerging Markets Small Companies Fund, to 1.20%, (ii) for the Matthews Emerging Markets Equity Fund, to 0.90%, and (iii) for the Matthews Emerging Markets Sustainable Future Fund and Matthews Emerging Markets Small Companies Fund, to 1.15%, in each case first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class. If any non-class specific expenses of the Institutional Class are waived for the Institutional Class, Matthews has also agreed to waive an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because no class specific expenses will be waived for the Investor Class, the total annual operating expenses after fee waiver and expense reimbursement for the Investor Class would be 1.20%, 0.90% or 1.15%, as appropriate, plus the sum of (i) the amount (in annual percentage terms) of the class specific expenses incurred by the Investor Class that exceed those incurred by the Institutional Class; and (ii) the amount (in annual percentage terms) of the class specific expenses reduced for the Institutional Class and not the Investor Class. Under a proposed new operating expenses agreement (the “New Operating Expenses Agreement”) that would take effect upon consummation of the Transaction, the annual operating expenses limit for the Institutional Class shares of the Matthews Asia Dividend Fund would be reduced to 1.01%, and for the Matthews Emerging Markets Small Companies Fund would be reduced to 1.11%. All other terms of the New Operating Expenses Agreement would be the same as the Current Operating Expenses Agreement except for the commencement and termination dates.

If a Fund’s expenses fall below the expense limitation within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of such fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

For each Fund, the New Operating Expenses Agreement will continue through April 30, 2028, and may be extended for additional periods not exceeding one year. This agreement may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date. The New Operating Expenses Agreement will replace the Current Operating Expenses Agreement following the consummation of the Transaction, but Matthews may continue to recoup eligible amounts after the Transaction that were eligible for recoupment before the Transaction.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Mutual Fund Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has contractually agreed to waive a portion of the fee payable under the Current Mutual Fund Agreement and a portion of the fee payable under the Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates under the Current Mutual Fund Agreement and the Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Matthews may not recoup fees waived pursuant to the Mutual Fund Fee Waiver Agreement. The Board has approved a replacement Mutual Fund Fee Waiver Agreement, to take effect upon consummation of the Transaction, for a term through April 30, 2028 and may terminate the agreement at any time upon 60 days’ written notice to Matthews. Matthews may decline to renew the Mutual Fund Fee Waiver Agreement by providing written notice to the Trust at least 60 days before its annual expiration date. The new Mutual Fund Fee Waiver Agreement will have the same terms as the existing Mutual Fund Fee Waiver Agreement.

Pursuant to an amended and restated intermediary platform fee subsidy letter agreement, effective March 1, 2015, between the Trust, on behalf of the Funds, and Matthews (as amended from time to time, the “Subsidy Agreement”), with respect to each intermediary platform that charges the Funds 10 basis points (0.10%) or more for services provided with respect to Institutional Class shares of the Funds through such platform, Matthews has voluntarily agreed to reimburse the Institutional Class of the Funds a portion of those service fees in an amount equal to 2 basis points (0.02%), and with respect to each intermediary platform that charges the Funds 5 basis points (0.05%) or more but less than 10 basis points (0.10%) for the offer and sale of Institutional Class shares of the Matthews Asia Funds through such platform, Matthews has voluntarily agreed to reimburse the Institutional Class of the Matthews Asia Funds a portion of those service fees in an amount equal to 1 basis point (0.01%). Matthews may not recoup amounts reimbursed pursuant to the Subsidy Agreement. The Board has approved a replacement Subsidy Agreement, to take effect upon consummation of the Transaction, for a term through April 30, 2028 and may terminate the agreement at any time upon 60 days’ written notice to Matthews, or by Matthews upon 60 days’ written notice to the Board. The new Subsidy Agreement will have the same terms as the existing Subsidy Agreement.

For the fiscal year ended December 31, 2025, the gross advisory fees earned under the Current Mutual Fund Agreement, fees waived and/or expenses reimbursed/subsidized by Matthews pursuant to the Current Operating Expenses Agreement, the Mutual Fund Fee Waiver Agreement and the Subsidy Agreement, and the net advisory fees for each Fund were as follows:

	Fiscal Year Ended Dec. 31, 2025
Fund	Gross Advisory Fees Earned		Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees
Matthews Emerging Markets Equity Fund	$	1,480,504	($434,637)	$	1,045,867
Matthews Emerging Markets Sustainable Future Fund	$	1,495,558	($161,217)	$	1,334,341
Matthews Emerging Markets Small Companies Fund	$	4,114,536	($651,469)	$	3,463,067
Matthews Asia Growth Fund	$	1,537,929	–	$	1,537,929
Matthews Pacific Tiger Fund	$	5,191,591	–	$	5,191,591
Matthews Asia Innovators Fund	$	2,026,098	–	$	2,026,098
Matthews China Fund	$	2,877,921	–	$	2,877,921
Matthews China Small Companies Fund	$	557,986	($127,548)	$	430,438
Matthews India Fund	$	5,409,583	–	$	5,409,583
Matthews Japan Fund	$	4,802,943	–	$	4,802,943
Matthews Asia Dividend Fund	$	4,019,649	–	$	4,019,649
Matthews China Dividend Fund*	$	668,588	($5,497)	$	663,091

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

As of December 31, 2025, the net assets of each Fund were:

Fund	Net Assets (in millions)
Matthews Emerging Markets Equity Fund	$263,057,816
Matthews Emerging Markets Sustainable Future Fund	$224,947,849
Matthews Emerging Markets Small Companies Fund	$436,723,250
Matthews Asia Growth Fund	$207,649,823
Matthews Pacific Tiger Fund	$731,718,263
Matthews Asia Innovators Fund	$318,415,406
Matthews China Fund	$428,072,430
Matthews China Small Companies Fund	$65,034,565
Matthews India Fund	$706,813,400
Matthews Japan Fund	$717,887,071
Matthews Asia Dividend Fund	$542,614,489
Matthews China Dividend Fund*	$92,895,186

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

Fees Paid Pursuant to the Services Agreement

Pursuant to an Administration and Shareholder Services Agreement dated as of August 13, 2004, as amended from time to time (the “Services Agreement”), the Funds in the aggregate pay Matthews a fee at such fee rates as set forth in the table below. Matthews receives this compensation for providing certain administrative and shareholder services to the Funds and current shareholders of the Funds. These services will continue to be provided after the New Mutual Fund Agreement is approved.

Aggregate Daily Net Assets	Fee Rate
Up to $2 billion	0.25%
Over $2 billion up to $5 billion	0.1834%
Over $5 billion up to $7.5 billion	0.15%
Over $7.5 billion up to $15 billion	0.125%
Over $15 billion up to $22.5 billion	0.11%
Over $22.5 billion up to $25 billion	0.10%
Over $25 billion up to $30 billion	0.09%
Over $30 billion up to $35 billion	0.08%
Over $35 billion up to $40 billion	0.07%
Over $40 billion up to $45 billion	0.06%
Over $45 billion	0.05%

Gross fees earned under the Services Agreement, fees waived pursuant to the Mutual Fund Fee Waiver Agreement, the net fees and the net fees as a percentage of average net assets for the fiscal year ended December 31, 2025, were as follows:

	Fiscal Year Ended Dec. 31, 2025
Fund	Gross Administration and Shareholder Servicing Fees Earned		Fees Waived by Matthews	Net Fees		Net Fees (as a percentage of average net assets)
Matthews Emerging Markets Equity Fund	$	438,035	$–	$	438,035	0.21%
Matthews Emerging Markets Sustainable Future Fund	$	442,395	$–	$	442,395	0.21%
Matthews Emerging Markets Small Companies Fund	$	1,024,428	$–	$	1,024,428	0.21%
Matthews Asia Growth Fund	$	454,960	$–	$	454,960	0.21%
Matthews Pacific Tiger Fund	$	1,535,636	$–	$	1,535,636	0.21%
Matthews Asia Innovators Fund	$	599,281	$–	$	599,281	0.21%
Matthews China Fund	$	851,292	$–	$	851,292	0.21%
Matthews China Small Companies Fund	$	138,910	$–	$	138,910	0.21%
Matthews India Fund	$	1,600,415	$–	$	1,600,415	0.21%
Matthews Japan Fund	$	1,420,791	$–	$	1,420,791	0.21%
Matthews Asia Dividend Fund	$	1,189,183	$–	$	1,189,183	0.21%
Matthews China Dividend Fund*	$	197,784	$–	$	197,784	0.21%

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

Description of the New ETF Agreement

The New ETF Agreement is identical in all material respects to the Current ETF Agreement, except for new effective and termination dates. The Current ETF Agreement, dated June 30, 2022, was last approved by the Board of the Trust at a meeting held on August 27-28, 2025.

The New ETF Agreement would become effective upon the consummation of the Transaction. The material terms of the New ETF Agreement are discussed in more detail below. The description of the New ETF Agreement that follows is qualified entirely by reference to the form of the New ETF Agreement included in Exhibit B to this Proxy Statement.

Services

No changes to the services provided by Matthews as specified under the Current ETF Agreement are proposed in connection with Proposal 2.

Both the Current ETF Agreement and the New ETF Agreement provide that Matthews will act as investment adviser to the Funds and supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to Matthews. Under both the Current ETF Agreement and the New ETF Agreement, Matthews will: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, partners, or employees of Matthews or its affiliates) but not including personnel to provide distribution services to the Funds; and (v) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Delegation

Both the Current ETF Agreement and the New ETF Agreement provide that Matthews may delegate certain portfolio management activities with respect to one or more Funds to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the affected Fund, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Fund, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.

Indemnification

No changes to the liability provisions of the Current ETF Agreement are proposed in connection with Proposal 2.

Under both the Current ETF Agreement and the New ETF Agreement, Matthews and its officers and directors are indemnified and held harmless from all taxes, charges, expenses, assessments, claims and liabilities and expenses arising directly or indirectly from any action or thing which Matthews takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Funds or (ii) upon oral or written instructions from an officer of the Funds, provided that Matthews will not be indemnified against any liability to the Funds or to the Funds’ shareholders (or any expenses incident to such liability) arising out of Matthews’ own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreements.

Term and Termination

No changes to the term and continuance provisions of the Current ETF Agreement are proposed in connection with Proposal 2. The Current ETF Agreement and the New ETF Agreement would differ only to the extent of their effective and termination dates.

If approved by shareholders, the New ETF Agreement will become effective upon the consummation of the Transaction. After an initial two-year term, the New ETF Agreement would continue in effect for each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Both the Current ETF Agreement and the New ETF Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to Matthews, and by Matthews upon sixty (60) days’ written notice to a Fund. Each Agreement also provides that it will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Expenses

No changes to the expenses provisions of the Current ETF Agreement are proposed in connection with Proposal 2.

Under both the Current ETF Agreement and the New ETF Agreement, Matthews is responsible for each Fund’s ordinary operating expenses other than (i) the management fee payable under the Agreement; (ii) interest, taxes and governmental fees; (iii) expenses of a Fund incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions; (iv) dividends and other expenses on securities sold short;

(v) expenses associated with securities lending, including the fees of the securities lending agent; (vi) expenses incurred in connection with any distribution plan adopted by the Trust with respect to a Fund in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vii) acquired fund fees and expenses; (viii) litigation expenses; and (ix) any extraordinary expenses.

Contractual Management Fees

Certain reductions to the contractual management fees for the Funds through a separate ETF Management Fee Waiver Agreement (the “ETF Fee Waiver Agreement”) that would take effect upon consummation of the Transaction are proposed in connection with Proposal 2, and are discussed in more detail below.

Pursuant to both the Current ETF Agreement and the New ETF Agreement, the Funds, other than the Matthews Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF, pays Matthews an annual rate of 0.79% of the aggregate average daily net assets of the Fund. The Matthews Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF each pays Matthews 0.99% of the aggregate average daily net assets of the Fund. The Funds pay Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Funds’ average daily net assets for the month.

For the fiscal year ended December 31, 2025, the Funds paid investment management fees to Matthews as follows (as a percentage of average net assets):

Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews Asia Innovators Active ETF, Matthews China Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, Matthews Korea Active ETF, Mathews Asia Dividend Active ETF	0.79%
Matthews Emerging Markets Discovery Active ETF, Matthews China Discovery Active ETF	0.99%

Pursuant to a fee waiver agreement, effective April 28, 2023, between the Trust and Matthews for the Matthews Korea Active ETF (the “Korea ETF Fee Waiver Agreement”), Matthews has contractually agreed to waive a portion of the management fee with respect to the Fund if and to the extent that the total annual operating expense ratio of the lowest cost share class of any “Family-Priced Fund” is less than the applicable management fee rate for the Matthews Korea Active ETF. The Family-Priced Funds are the series of the Trust that are operated as mutual funds, other than the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund. The Board has approved a replacement Korea ETF Fee Waiver Agreement, to take effect upon consummation of the Transaction, and the new agreement will remain in effect until terminated by the Board and the Independent Trustees. The new Korea ETF Fee Waiver Agreement will have the same terms as the existing Korea ETF Fee Waiver Agreement. Based on the currently applicable expense ratios for the Family-Priced Funds, it is not expected that a waiver under the new Korea ETF Fee Waiver Agreement will occur in the foreseeable future. Matthews may not recoup fees waived pursuant to either the existing or the new Korea ETF Fee Waiver Agreement.

Pursuant to a fee waiver agreement, effective as of December 29, 2023, between the Trust and Matthews for the Matthews Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF (the “Discovery ETF Fee Waiver Agreement” and, together with the Korea ETF Fee Waiver Agreement, the “ETF Fee Waiver Agreements”), Matthews has contractually agreed to waive 0.10% of the fee for those Funds. Matthews may not recoup fees waived pursuant to the Discovery ETF Fee Waiver Agreement.

The Discovery ETF Fee Waiver Agreement would be replaced upon consummation of the Transaction with a proposed new ETF Fee Waiver Agreement (the “New ETF Fee Waiver Agreement”) that would have an initial term through April 30, 2028. Under the New ETF Fee Waiver Agreement, Matthews proposes to waive a portion of the contractual management fee equal to 0.10% for each of the Matthews Pacific Tiger Active ETF, Matthews Japan Active ETF, and Mathews Asia Dividend Active ETF, down to an annual rate of 0.69%. Matthews proposes to waive a portion of the contractual management fee equal to 0.10% for the Matthews China Discovery Active ETF, down to an annual rate of 0.89%. Matthews also proposes to waive a portion of the contractual management fee equal to 0.20% for the Matthews Emerging Markets Discovery Active ETF, down to an annual rate of 0.79%. For the Matthews Asia Innovators Active ETF, Matthews proposes to waive a portion of the contractual management fee by 0.04%, down to an annual rate of 0.75%. Amounts waived by Matthews under the New ETF Fee Waiver Agreement may not be recouped. The Board may terminate the agreement at any time upon 60 days’ written notice to Matthews. Matthews may decline to renew the New ETF Fee Waiver Agreement by providing written notice to the Trust at least 60 days before its annual expiration date.

For the fiscal year ended December 31, 2025, the gross management fees earned under the Current ETF Agreement, fees waived by Matthews pursuant to the ETF Fee Waiver Agreements, and the net management fees for each Fund were as follows:

	Fiscal Year Ended Dec. 31, 2025
Fund	Gross Management Fees Earned	Fees Waived by Matthews	Net Management Fees
Matthews Emerging Markets Equity Active ETF	$333,914	$–	$333,914
Matthews Emerging Markets ex China Active ETF	$277,518	$–	$277,518
Matthews Emerging Markets Sustainable Future Active ETF	$222,861	$–	$222,861
Matthews Emerging Markets Discovery Active ETF	$179,121	($18,042)	$161,079
Matthews Pacific Tiger Active ETF	$348,409	$–	$348,409
Matthews Asia Innovators Active ETF	$536,186	$–	$536,186
Matthews China Active ETF	$204,965	$–	$204,965
Matthews China Discovery Active ETF	$23,830	($2,407)	$21,423
Matthews India Active ETF	$94,709	$–	$94,709
Matthews Japan Active ETF	$39,386	$–	$39,386
Matthews Korea Active ETF	$446,843	$–	$446,843
Matthews Asia Dividend Active ETF	$31,257	$–	$31,257

As of December 31, 2025, the net assets of each Fund were:

Fund	Net Assets (in millions)
Matthews Emerging Markets Equity Active ETF	$42,882,974
Matthews Emerging Markets ex China Active ETF	$35,157,415
Matthews Emerging Markets Sustainable Future Active ETF	$29,793,856
Matthews Emerging Markets Discovery Active ETF	$18,347,872
Matthews Pacific Tiger Active ETF	$42,587,225
Matthews Asia Innovators Active ETF	$79,581,811
Matthews China Active ETF	$22,704,235
Matthews China Discovery Active ETF	$2,602,230
Matthews India Active ETF	$9,629,106
Matthews Japan Active ETF	$5,713,829
Matthews Korea Active ETF	$72,871,416
Matthews Asia Dividend Active ETF	$5,863,278

Factors Considered by the Board

At the Board meeting held on February 25-26, 2026 (the “Meeting”), the Trustees, including the Independent Trustees, considered the approval of the New Agreements with respect to each Fund. In considering these matters, the Trustees took into account that they had recently approved the continuation of the Current Agreements for an additional year at the in-person Board meeting held on August 27-28, 2025 (the “August Meeting”). The Board took into account that at the August meeting, the Board had engaged in a detailed review and analysis of Matthews as the Adviser, the nature, extent and quality of services provided by Matthews, the investment performance of the Funds, the extent to which economies of scale may be realized if the Funds were to grow larger, the costs of the services provided by Matthews and the expenses of the Funds, the profits to be realized by Matthews and its affiliates from its relationship with the Funds, and other ancillary benefits Matthews may receive from its relationship with the Funds. The Board noted that at that time, it had asked Matthews to review the expenses of a small number of Funds and to report to the Board any action it may propose to take with respect to those Funds.

The Board noted that the New Agreements were required because the Transaction will result in a change in control at Matthews which, under current law, will cause the termination of the Current Agreements. The Board considered that the New Agreements, which contain terms that are substantially identical to those of the Current Agreements, are necessary for Matthews to continue to act as adviser to the Funds following the completion of the Transaction. Consequently, in determining whether to approve the New Agreements, the Board focused its review on the Transaction, its impact on the Adviser, the Funds and the shareholders of the Funds. In its deliberations, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by Matthews at the request of the Independent Trustees. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

Board process

Prior to the Meeting, a detailed information request was sent on the Independent Trustees’ behalf by their independent legal counsel to Matthews. That information request asked Matthews to provide detailed information on, among other things, the Transaction, the reasons for the Transaction and the long- and short-term goals of Matthews in effecting the Transaction. The information request also requested information relating the financial impact of the Transaction on the Adviser, its impact on the ownership, voting control and organization of the Adviser, the expected impact of the Transaction on the Funds or on the investment teams servicing the Funds, including, but not limited to, any anticipated changes in the nature extent or quality of services provided by Matthews, and any changes to the expense limitation agreements involving the Adviser and the Funds. The information request also sought information on whether the Transaction will impact the ability or willingness of the Adviser to continue to subsidize the Funds and how the Transaction may better the position the Adviser to support the Funds going forward.

Prior to the Meeting, Matthews provided the requested information to the Independent Trustees. Matthews reviewed the information with the Board first at a meeting held on February 9, 2026. Following the meeting held on February 9th, the Independent Trustees requested certain additional information or clarification. Following the receipt of information responsive to those requests, the Board met again at the Meeting to consider the proposal to approve the New Agreements.

At the Meeting, the Independent Trustees also took into account the extensive information that Matthews had provided in connection with the August Meeting, including materials regarding each Fund’s investment results, independently prepared advisory and management fee and expense comparisons to other mutual funds and exchange-traded funds (“ETFs”), as applicable, advisory and management fee comparisons to advisory fees charged by Matthews to its institutional clients, and financial and profitability information regarding Matthews. Furthermore, throughout the course of the year since the last renewal of the Current Agreements, the Independent Trustees received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s recent investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. In addition to the information furnished by Matthews, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreements as well as considerations relevant to the Transaction.

The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel. The Independent Trustees discussed the approval of the New Agreements with representatives of Matthews and in executive session at which no representatives of Matthews were present. In deciding to recommend the approval of the New Agreements with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor.

Board Determinations

At the Meeting, the Board, including the Independent Trustees, determined to approve the New Agreements and to recommend to shareholders that they approve the New Agreements. This summary describes the most important, but not all, of the considerations that the Board took into account in coming to this determination.

1.	The impact of the Transaction on Matthews.

The Trustees considered the expected impact of the Transaction on Matthews and its ability to continue to serve the Funds. The Trustees noted that Matthews had discussed the impact of the Transaction on the organizational and capital structure of the Adviser and had represented that the Transaction was expected to better position Matthews for future growth and to continue to service the Funds currently and in the future. In this regard, they considered the reasons for the Transaction, noting Matthews’ goal of evolving the organizational structure of the firm to better support Matthews’ objectives of future growth and long-term stability of the organization. The Trustees considered the overall financial condition of Matthews both before and after the consummation of the Transaction and its ability to continue to provide a high level and high quality of services to the Funds. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has continued to provide high quality services to the Funds. The Trustees discussed with Matthews the steps that had been taken, and additional steps that might be taken following the Transaction, to better position Matthews to continue to provide this high level of service. The Trustees positively viewed Matthews’ emphasis on careful business planning and management, including rigorous cost controls and disciplined expense management and viewed the Transaction as a further step toward ensuring that the firm is properly positioned to support the Funds currently and in the future. The Trustees noted that they had reviewed information provided by Matthews at the August Meeting regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Current Agreements both on a fund-by-fund basis and overall for the family of Funds. They considered Matthews representation that the Transaction was not expected to materially impact the profitability of the Funds to Matthews.

The Board also considered the impact on the Transaction on senior management of the Adviser, noting that while the Transaction will result in a technical change-in-control, it will not result in a change in the executive officers or senior management currently responsible for the management of the firm. They also noted that following the Transaction, G. Paul Matthews the founder of Matthews, and Mark Hedley, the Executive Chairman of Matthews and a Trustee of the Funds, would become control persons of Matthews by virtue of their increased ownership of shares of Matthews. Further, they recognized that Messrs. Matthews and Headley are already well known to the Board, having a long history with Matthews and their prior leadership roles overseeing its management and operations. They also considered certain expected changes within the investment teams supporting the Funds, including certain changes of the individuals responsible for the day-to-day management of certain Funds. They noted that Matthews had represented that while these changes were not the direct result of the Transaction, they were being made at approximately the same time in a continuing effort to position the Funds for the future and support the company’s strategic objectives. They also considered that the Transaction was not expected to result in any changes in the individuals responsible for providing the day-to-day services to the Funds, such as in the administrative, compliance or shareholder support services areas.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who have been, and will continue to be, responsible for providing services to the Funds and for the daily management of the Funds’ portfolios. The Trustees reviewed the expected changes to the ownership structure of Matthews as a result of the Transaction and agreed that the evolution of the ownership structure of Matthews should improve Matthews’ long-term stability, which in turn should benefit the Funds and their shareholders. The Trustees also noted that the Transaction is not expected to result in any changes in the day-to-day management of Fund portfolios or the operations of the Funds by Matthews, except as described below.

The Board further considered that the expenses associated with obtaining shareholder approval of the New Agreements would be paid by Matthews and other costs associated with the Transactions will be borne by Matthews or the selling institutional owners. The Trustees noted management’s view that, despite certain costs associated with the Transactions being borne by Matthews which may impact near term profitability, the Transaction is not otherwise expected to have an adverse effect on the company’s financial condition or stability. Based on the information provided by Matthews, the Board and the Independent Trustees concluded that the Transaction is not likely to result in any diminution of Matthews’ financial resources or its ability to continue to serve the Trust, or to otherwise destabilize Matthews or its management or personnel.

2.	The impact of the Transaction on the Funds.

The Trustees noted that at the August Meeting, they had reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts. The Trustees considered the investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Independent Trustees reviewed information as to peer group selections presented by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider.

The Trustees noted in particular that the terms of the New Agreements are substantially identical to those of the Current Agreements; that the advisory and management fee rates under the New Agreements are identical to those under the Current Agreements; that the fee waivers and expense limitations agreed to by Matthews with respect to any Fund will not change, except that certain new waivers are expected to be implemented while certain other waivers are expected to be increased, reducing the expenses borne by shareholders as discussed below; that the nature, extent and quality of the services to be provided by Matthews pursuant to the New Agreements are expected to be provided with the same level of commitment; that the continued retention of Matthews would minimize the disruption of the Funds’ operations and would not cause the Trust to incur additional costs and expenses that would be necessary if a new investment adviser were to be hired; and that the key personnel serving the Trust, including all of the personnel providing investment management services to the Funds, are expected, except as discussed below, to continue to be retained after the change of control of Matthews.

The Trustees took into account that, in response to a request by the Trustees at the August Meeting, Matthews has agreed to enter into additional fee waivers for certain of the Funds. With respect to the Matthews Asia Dividend Fund, the Matthews Emerging Markets Small Companies Fund, the Pacific Tiger Active ETF, Japan Active ETF, Asia Innovators Active ETF, Asia Dividend Active ETF, and Emerging Markets Discovery Active ETF, the Trustees considered that shareholders of those Funds will benefit from additional expense reimbursements under new operating expenses or fee waiver agreements implemented in connection with the approval of the New Agreements. They also took into account certain changes that were being made in the individuals responsible for the day-to-day management of certain Funds as well as certain proposed changes in investment strategies and potential changes in the product line-up offered by Matthews. They noted that while these waivers and changes were not the direct result of the Transaction, they were being made in the same general timeframe as the Transaction in a continuing effort to ensure that the Funds are appropriately priced, and that investment strategies employed by the Funds are optimally designed.

With respect to investment performance, the Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. For example, the Trustees took into account actions currently being taken, as well as actions previously taken or that might be taken in the future by Matthews in response to performance concerns, such as changes to members of a portfolio management team or changes in the investment process and strategies of certain Funds.

The Trustees also considered that the transaction was not expected to impact Matthews’ ability to continue to invest in technology, systems and other aspects of its business, as it has over the last several years which investments can benefit the Funds.

3.	Considerations relating to potential conflicts.

The Board took into account that in making its recommendations, Matthews was subject to a conflict of interest in that the Transaction will result in certain benefits to certain current owners of the Adviser. These benefits include, but are not limited to, increased share ownership of Matthews which may result in benefits as Matthews’ profitability and value improves.

4.	Prior approvals related to the Current Agreements.

In reaching its decision to approve and recommend the New Agreements, the Board considered that it had just recently completed its annual in-depth review of the Current Agreements at its August 2025 meetings and that the Transaction and the New Agreements do not change the analysis conducted at that time or their decision to renew the Current Agreements. A summary of the principal factors that formed the basis of the Board’s decision in August to approve the continuation of the Current Agreements is provided in Exhibit E hereto. Among the factors considered by the Board, and described in Exhibit E, were the nature, extent and quality of services provided to the Funds by Matthews, the investment performance of the Funds, the extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale, the costs of the services provided by Matthews, the profits realized by Matthews, and ancillary benefits to Matthews.

5.	Conclusions.

Based on their review, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the New Agreements were fair and reasonable with respect to each Fund and its shareholders in light of the services provided or to be provided by Matthews, and that the approval of the New Agreements would be in the best interests of each Fund and its shareholders. In addition, based on the information presented, it was determined that the Transaction and the New Agreements will not impose an “unfair burden” imposed on the Funds within the meaning of Section 15(f) of the 1940 Act (as described in more detail below under “Section 15(f)”). Accordingly, the Trustees voted unanimously (i) to approve the New Agreements for each Fund and (ii) to recommend that shareholders of each Fund approve the New Agreements. The Board did not indicate that any single factor was determinative of its decision to approve the New Agreements, but indicated that the Board based its determination on the total mix of information available to it.

6.	Section 15(f).

The Board was informed that Matthews has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for Matthews or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of Matthews as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the Trustees of the Trust must not be interested persons of Matthews. Second, an “unfair burden” must not be imposed on a Fund as a result of the Transaction or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include with respect to a Fund, any arrangement, during the two-year period after the consummation of the Transaction, whereby Matthews or any interested person of Matthews receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund) or (ii) from the Fund or its security holders for other than bona fide investment advisory or other services. The Board was advised that Matthews, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, or understanding that would impose an “unfair burden” on any Fund as a result of the change of control of Matthews.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL 2.

VOTING INFORMATION

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on February 26, 2026 as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of and to vote at the Special Meetings. Shareholders of each Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. The number of shares outstanding as of the Record Date (the “Outstanding Shares”) for each class of each Fund is set forth in Exhibit C, which in each case equals the number of votes to which each such class is entitled.

Shareholder Information

Exhibit D lists the record and/or beneficial owners of 5% or more of the shares of each class of each Fund outstanding on the Record Date. As of the Record Date, the Trustees and officers as a group owned less than 1% of the Outstanding Shares of each class of the Funds, except for the specified class of shares of the Funds for which ownership information is provided in the table below:

As of the Record Date, the Trustees and officers beneficially owned shares in the Funds named below in the amounts stated.

Fund	Name of Beneficial Owner	Amount of Beneficial Ownership (number of shares)	Percent of Ownership
Emerging Markets Sustainable Future Fund

Institutional Class	Mark Headley, Trustee and President	343,972	2.15%

	Trustees and Officers as a group	343,972	2.15%

Investor Class	Mark Headley, Trustee and President	242,206	14.91%

	Trustees and Officers as a group	245,376	15.11%

Fund Total	Mark Headley, Trustee and President	N/A	3.32%

	Trustees and Officers as a group	N/A	3.33%

China Small Companies Fund

Investor Class	Mark Headley, Trustee and President	131,994	2.88%

	Trustees and Officers as a group	134,910	2.94%

Fund Total	Mark Headley, Trustee and President	N/A	2.18%

	Trustees and Officers as a group	N/A	2.22%

China Discovery Active ETF	Shai Malka, Treasurer	2,000	2.53%

	Trustees and Officers as a group	2,000	2.53%

Korea Active ETF	Mark Headley, Trustee and President	23,566	1.15%

	Trustees and Officers as a group	25,003	1.22%

Revocation of Proxies

Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Trust or by a duly executed Proxy Card bearing a later date. Shareholders may also revoke their proxies previously given by attending the Special Meetings and voting in person.

Quorum; Adjournment

Proposal 1. The presence at the First Special Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of the Trust constitutes a quorum for the First Special Meeting. Thus, the First Special Meeting could not take place on its scheduled date if less than one-third of the Outstanding Shares of the Trust is represented in person or by proxy.

If a quorum is not present at the First Special Meeting or if a quorum is present at the First Special Meeting but sufficient votes in favor of Proposal 1 are not received, the First Special Meeting may be adjourned to permit further solicitation of proxies. Any lesser number of Outstanding Shares of the Trust than the quorum will be sufficient for an adjournment. No notice of any adjournment of the First Special Meeting will be given other than announcement at the First Special Meeting or an adjournment thereof.

Proposal 2. The presence at the Second Special Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of a Fund constitutes a quorum for the Second Special Meeting with respect to that Fund. Thus, the Second Special Meeting could not take place on its scheduled date with respect to a Fund if less than one-third of the Outstanding Shares of that Fund is presented in person or represented by proxy.

If a quorum is not present at the Second Special Meeting with respect to a Fund or if a quorum is present at the Second Special Meeting but sufficient votes in favor of Proposal 2 with respect to a Fund are not received, the Second Special Meeting may be adjourned with respect to that Fund to permit further solicitation of proxies. Any lesser number of Outstanding Shares of the Fund than the quorum will be sufficient for an adjournment. No notice of any adjournment of the Second Special Meeting with respect to a Fund will be given other than announcement at the Second Special Meeting or an adjournment or postponement thereof.

Abstentions and Broker Non-Votes. Shares represented by proxies that reflect abstentions or any “broker non-votes” will be counted for the purpose of determining whether a quorum is present. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

Proposal 1. The election of each Nominee to the Board requires a plurality of the Outstanding Shares of the Trust present, in person or by proxy, and voting at the First Special Meeting. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all Nominees are expected to be elected as Trustees.

In determining whether shareholders have elected the Nominees to the Board, broker non-votes and abstentions will be treated as shares present at the First Special Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the election of the Nominees. The Trust may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Proposal 2. The affirmative vote of a “majority of the outstanding voting securities” of a Fund present, in person or by proxy, and voting at the Second Special Meeting is required to approve a New Agreement with respect to that Fund.

Under the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the Outstanding Shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of Outstanding Shares of all classes of the Fund, voting together as a single class.

In determining whether shareholders have approved Proposal 2, broker non-votes and abstentions will be treated as shares present at the Second Special Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes effectively are counted as votes “against” Proposal 2 because the approval of a minimum number of the outstanding voting securities is required. The Trust may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum for any Fund.

Proxies

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meetings, or any adjournment thereof (either by returning the enclosed proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Fund represented thereby will be voted at the Special Meetings in accordance with the shareholder’s instructions. If no instructions are provided on a properly submitted Proxy, the shares represented thereby will be voted in favor of the Proposals. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meetings, and any postponements or adjournments thereof.

Manner of Voting

In addition to voting at the Special Meetings, shareholders may vote prior to the Special Meetings by promptly returning the enclosed proxy card or by casting their vote via telephone or over the Internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, or by giving written notice of revocation to the Secretary of the Trust.

Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Proxy Statement, indicate your vote on the Proposals, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meetings.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card at hand.

Internet Voting Prior to the Special Meeting. To vote over the Internet prior to the Special Meetings, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. Each Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder authorizing the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

HOUSEHOLDING

Please note that only one copy of the Proxy Statement and other shareholder documents may be delivered to a shareholder or multiple shareholders of the Funds whose accounts are registered under the same client identification number and the same address, unless the Trust has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of the Proxy Statement or any other shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, please contact the Funds at: for mutual funds, Matthews Asia Funds, P.O. Box 534475, Pittsburgh, PA 15253-4475 or 800.789.ASIA (2742); for ETFs, Matthews Asia Funds, Three Canal Plaza, Suite 100, Portland, ME 04101 or 833.228.5605.

OTHER INFORMATION

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Funds and the Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about March 5, 2026. In addition to the solicitation of proxies by mail, employees of the Trust and their affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and solicitation expenses in connection with the Proposals are estimated to be approximately $2,015,000, and other expenses of the Proposals, including legal, audit, filing fees and other related expenses are estimated to be $407,000. These expenses specifically incurred in connection with Proposal 2 will be borne by Matthews. The expenses incurred with respect to Proposal 1 will be borne by the Funds, and allocated among them proportionately based on relative net assets. Matthews estimates that those costs will be $275,000. Any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes will also be borne in the same manner. Matthews has retained EQ Fund Solutions to serve as a proxy solicitation firm on behalf of the Trust. EQ Fund Solutions, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the Proposals should be directed to EQ Fund Solutions by telephone at 800-713-9960.

Reports to Shareholders

The Funds’ annual and semi-annual reports to shareholders may be viewed, free of charge, on the Funds’ website at matthewsasia.com. Copies of the Funds’ most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Funds at: for mutual funds, P.O. Box 534475, Pittsburgh, PA 15253-4475 or 800.789.ASIA (2742); for ETFs, Matthews Asia Funds, Three Canal Plaza, Suite 100, Portland, ME 04101 or 833.228.5605.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Funds within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

Other Business

Matthews and the Trust know of no business to be presented at the Special Meetings other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the Funds.

Service Providers

Principal Underwriters. Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC (the “Underwriter”), located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter in the United States of the Funds’ shares. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Matthews compensates the Underwriter for its services to the Funds.

Picton, S.A. (“Picton”), with registered offices at Av. Apoquindo 2929, 22nd floor, Las Condes, Santiago, Chile, acts as the statutory principal underwriter of the Funds’ shares in Chile, Peru and Colombia (and other Latin American countries as the Funds and HMC may agree upon from time to time). Picton is not, and is not required to be, a broker-dealer registered with the Securities and Exchange Commission or a member of FINRA. Matthews compensates Picton for its services to the Funds.

Administrator. The Bank of New York Mellon (“BNY Mellon”), located at 103 Bellevue Parkway, Wilmington, DE 19809, provides certain administrative, transfer agency and dividend disbursing agent services to the Funds.

Affiliated Brokers. Matthews Global Investors (Hong Kong) Limited, a Hong Kong broker-dealer, is a wholly owned subsidiary of Matthews that is engaged in marketing non-U.S. funds to non-U.S. investors. Matthews does not execute any client brokerage with or through Matthews Global Investors (Hong Kong) Limited.

EXHIBIT A

FORM OF NEW MUTUAL FUND AGREEMENT

The form of the proposed New Mutual Fund Agreement discussed in this Proxy Statement appears below.

MATTHEWS INTERNATIONAL FUNDS

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of the __ day of ____, 2026, by and between MATTHEWS INTERNATIONAL FUNDS, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed in Appendix A hereto, as may be amended from time to time (individually, a “Fund” and collectively, the “Funds”), and MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice, investment management and administrative services as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and investment management to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor is interested in furnishing said advice and investment management;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.   Appointment of Advisor. The Trust hereby appoints and employs the Advisor and the Advisor hereby accepts such appointment and employment to render investment advice and investment management with respect to the assets of the Funds for the periods and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2.   Duties of Advisor.

(a)   General Duties. The Advisor shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Trust Instrument and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Advisor. Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Advisor or its affiliates) but not including personnel to provide distribution services to the Funds; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

(b)   Brokerage. The Advisor shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Advisor. In placing each Fund’s securities trades, it is recognized that the Advisor will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Advisor may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party.

It is also understood that it is desirable for the Funds that the Advisor have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Advisor may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Advisor may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Advisor in connection with its services to other clients.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

(c)   Delegation. The Advisor may delegate certain of its duties under this Agreement with respect to a Fund to one or more investment advisers or participating affiliates that control the Advisor, are controlled by the Advisor or are under common control with the Advisor (each, an “Advisory Affiliate”), provided that the services rendered by any Advisory Affiliate will be subject to the oversight of the Advisor and the ultimate authority of the Trust’s Board of Trustees. Any such delegation will be made pursuant to a written agreement, subject to the approval of the Trust’s Board of Trustees to the extent required by applicable law, and in accordance with applicable requirements of the 1940 Act, the Advisers Act the rules and regulations promulgated thereunder and other then-applicable regulatory requirements. The Advisor is solely responsible for payment of any fees or other charges to an Advisory Affiliate arising from such delegation, and the Trust shall have no liability therefor.

3.   Best Efforts and Judgment. The Advisor shall use its best judgment and efforts in rendering the advice to the Funds as contemplated by this Agreement.

4.   Independent Contractor. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.   Advisor’s Personnel. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6.   Reports by Funds to Advisor. Each Fund will from time to time furnish to the Advisor detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Advisor such financial reports, proxy statements, legal and other information relating to each Fund’s investments as may be in its possession or available to it, together with such other information as the Advisor may reasonably request.

7.   Expenses.

(a)   With respect to the operation of each Fund, the Advisor is responsible for the compensation of any of the Trust’s trustees, officers, and employees who are affiliates of the Advisor (but not the compensation of employees performing services in connection with expenses which are the Fund’s responsibility under Subparagraph 7(b) below).

(b)   Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including, but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges and other expenses on any borrowings or transactions that may be considered to involve leverage; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund’s Shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Funds which inure to the Fund’s benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)   To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services.

8.   Investment Management Fee.

(a)   The Appendix A-1 Funds shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Appendix A-1 Funds pursuant to this Agreement, an annual investment management fee, not to exceed the per annum percentage of the average daily net asset value of the Appendix A-1 Funds’ shares, as set forth in the Fee Schedule attached hereto as Appendix B (the “A-1 Management Fee”), as may be amended in writing from time to time by the Trust and the Advisor. The Appendix A-2 Funds shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Appendix A-2 Funds pursuant to this Agreement, an annual investment management fee as set forth on Appendix B hereto (the “A-2 Management Fee,” and together with the A-1 Management Fee, the “Investment Management Fee”), as may be amended in writing from time to time by the Trust and the Advisor. For purposes of calculating the Investment Management Fee pursuant to this Section 8(a), the “Appendix A-1 Funds” shall mean the Funds set forth on Part I of Appendix A hereto, and the “Appendix A-2 Funds” shall mean the Funds set forth on Part II of Appendix A hereto.

(b)   Each Fund shall pay to the Advisor within five (5) business days after the end of each calendar month a monthly fee at the annual rate using the applicable Investment Management Fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month. The net asset value shall be calculated in the manner provided in each Fund’s prospectus and statement of additional information then in effect.

(c)   The initial Investment Management Fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the Investment Management Fee to the Advisor shall be prorated for any month during which this

Agreement is not in effect for a complete month according to the proportion that the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)   The Advisor may, but is not required to, reduce all or a portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement. Any such reduction, reimbursement, or payment (collectively, “subsidies”) shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Advisor may also agree contractually to limit the operating expenses of the Funds. The Advisor may seek reimbursement of any subsidies made by the Advisor either voluntarily or pursuant to a contract. The reimbursement of any subsidy must be sought no later than the end of the third fiscal year following the year to which the subsidy relates. The Advisor may not request or receive reimbursement for any subsidies before payment of the ordinary operating expenses of the Funds for the current fiscal year and cannot cause the Funds to exceed the limitation to which the Advisor has agreed in making such reimbursement.

(e)   The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Funds. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

9.   Fund Share Activities of Advisor’s Partners, Officers and Employees; Code of Ethics.

(a)   The Advisor agrees that neither it nor any of its partners, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

(b)   The Advisor represents that it (i) has adopted a written code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act; (ii) has provided the Funds with a copy of the evidence of the adoption of the code of ethics by the Advisor; and (iii) will furnish such reports to the Funds as are required by Rule 17j-1 under the 1940 Act. The Advisor agrees to provide the Funds with any information required to satisfy the code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act of 2002 and any rules or regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder (the “Sarbanes-Oxley Act”). To the extent the Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Advisor shall provide the Funds with a copy of such code of ethics and any amendments thereto.

10.   Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Trust Instrument or By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Funds.

11.   Indemnification.

(a)   The Funds agree to indemnify and hold harmless the Advisor and its officers and directors from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from any action or thing which the Advisor takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Funds or (ii) upon oral or written instructions from an officer of the Funds, provided that the Advisor shall not be indemnified against any liability to the Funds or to the Funds’ shareholders (or any expenses incident to such liability) arising out of the Advisor’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

(b)   The Advisor agrees to indemnify and hold harmless the Funds, the Trust and its officers and Trustees from all claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from any action or thing which the Advisor takes or does or omits to take or do which is in violation of this Agreement, not in accordance with written instructions given by an officer of the Trust, in violation of written procedures then in effect, or arising out of the Advisor’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations under this Agreement.

(c)   The Advisor shall provide such security as is necessary to prevent unauthorized use of any on-line computer facilities. The Advisor agrees to release, indemnify and hold harmless the

Trust and the Funds from any all direct or indirect liabilities or losses resulting from requests, directions, actions, or inactions of or by the Advisor, its officers, employees or agents regarding the redemption, transfer or registration of the Funds’ shares for accounts of shareholders. Principals of the Advisor will be available to consult from time to time with officers of the Trust and the Trustees concerning performance of the Advisor’s duties contemplated by this Agreement.

(d)   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

12.   Non-Exclusivity. The Trust’s employment of the Advisor is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

13.   Term. This Agreement shall become effective in respect of each Fund as of the date listed in Appendix A (as amended from time to time), contingent upon the approval of this Agreement by a vote of a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on such approval, and shall remain in effect for a period of two (2) years, in each case unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

14.   Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ prior written notice to the Advisor, and by the Advisor upon sixty (60) days’ prior written notice to a Fund.

15.   Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16.   Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

17.   Entire Agreement. This Agreement, including all Appendices hereto, as the same may be amended from time to time, shall constitute the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

18.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.   Notice. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postage prepaid, to the other party at the principal office of such party.

20.   Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

21.   Limitation of Trust Obligations. The Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

22.   Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its directors, partners, officers, and employees (a) to treat confidentially and as proprietary information of the Trust and the Funds (i) all records and other information relative to the Trust and the Funds and their prior, present, or potential shareholders (and clients of said shareholders) and (ii) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (b) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust and the Funds, Regulation S-P or the G-L-B Act, except after prior notification to and approval in writing by the Trust. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

23.   Anti-Money Laundering Compliance. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (collectively, the “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the Funds such reports, certifications and contractual assurances as may be requested by Trust and/or the Funds. The Trust and the Funds may disclose information respecting the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

24.   Certifications; Disclosure Controls and Procedures. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust or the Funds, the Advisor agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Funds’ disclosure controls and procedures. The Advisor agrees to inform the Trust and the Funds of any material development related to the Trust or the Funds that the Advisor reasonably believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.

25.   Name of Advisor. The parties agree that the Advisor has a proprietary interest in the name “Matthews,” and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Funds any reference to the name of the Advisor or the name “Matthews,” promptly after receipt from the Advisor of a written request therefore.

26.   Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

27.   Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:

Name: James P. McGowan	Name: Mark W. Headley

Title: Vice President and Secretary	Title: Executive Chairman

APPENDIX A

MATTHEWS INTERNATIONAL FUNDS

FUND SCHEDULE

(as of _____, 2026)

PART I:

Fund		Effective Date
●	Matthews Asia Growth Fund	_____, 2026
●	Matthews Asia Dividend Fund	_____, 2026
●	Matthews Pacific Tiger Fund	_____, 2026
●	Matthews Asia Innovators Fund	_____, 2026
●	Matthews China Fund	_____, 2026
●	Matthews India Fund	_____, 2026
●	Matthews Japan Fund	_____, 2026
●	Matthews Emerging Markets Sustainable Future Fund	_____, 2026
●	Matthews Emerging Markets Equity Fund	_____, 2026

PART II

Fund		Effective Date
●	Matthews Emerging Markets Small Companies Fund	_____, 2026
●	Matthews China Small Companies Fund	_____, 2026

MATTHEWS INTERNATIONAL FUNDS		MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:		By:
Name:	John P. McGowan	Name:	Mark W. Headley
Title:	Vice President and Secretary	Title:	Executive Chairman
Date:	_____, 2026	Date:	_____, 2026

APPENDIX B

MATTHEWS INTERNATIONAL FUNDS

INVESTMENT MANAGEMENT FEE SCHEDULE

(effective _____, 2026)

The A-1 Management Fee for the Appendix A-1 Funds is as follows:

Portfolio Value of the Appendix A-1 Funds	Investment Management Fee as a Percent of Portfolio Value of the Appendix A-1 Funds (Not to Exceed)

Up to $2 Billion	0.75% of average daily net assets

Over $ 2 Billion up to $ 5 Billion	0.6834% of average daily net assets

Over $ 5 Billion up to $ 25 Billion	0.65% of average daily net assets

Over $25 Billion up to $30 Billion	0.64% of average daily net assets

Over $30 Billion up to $35 Billion	0.63% of average daily net assets

Over $35 Billion up to $40 Billion	0.62% of average daily net assets

Over $40 Billion up to $45 Billion	0.61% of average daily net assets

Over $45 Billion	0.60% of average daily net assets

The A-2 Management Fee for the Appendix A-2 Funds is as follows:

Portfolio Value of each Appendix A-2 Fund	Investment Management Fee as a Percent of Portfolio Value of each Appendix A-2 Fund (Not to Exceed)

All amounts	0.85% of average daily net assets

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:
Name: John P. McGowan	Name: Mark W. Headley
Title: Vice President and Secretary	Title: Executive Chairman
Date: _____, 2026	Date: _____, 2026

EXHIBIT B

FORM OF NEW ETF AGREEMENT

The form of the proposed New ETF Agreement discussed in this Proxy Statement appears below.

MATTHEWS INTERNATIONAL FUNDS

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of the __ day of ____, 2026, by and between MATTHEWS INTERNATIONAL FUNDS, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed in Appendix A hereto, as may be amended from time to time (individually, a “Fund” and collectively, the “Funds”), and MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Advisor” or “MICM”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets of the Trust;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice, investment management and administrative services as an independent contractor;

WHEREAS, the Trust desires to retain the Advisor to render advice and investment management to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor is interested in furnishing said advice and investment management; and

WHEREAS, the Trust, on behalf of the Funds, wishes to retain the Advisor to perform certain administrative services on behalf of the Funds, and the Advisor is interested in furnishing those services, subject to the oversight of the Trust’s Board of Trustees.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.   Appointment of MICM.

(a)   Advisory Services. The Trust hereby appoints and employs the Advisor and the Advisor hereby accepts such appointment and employment to render investment advice and investment management with respect to the assets of the Funds for the periods and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

(b)   Administrative Services. The Trust, on behalf of the Funds, hereby appoints MICM to provide or perform the administrative services specified in Section 2(b) on behalf of the Funds. MICM accepts the appointment and agrees to furnish through its own organization, or through third-party service providers (the “Service Providers”), as the case may be, those administrative services as part of its Investment Management Fee as described in Section 9 of this Agreement. MICM agrees that the administrative services required to be furnished hereunder shall be furnished in compliance with all relevant provisions of state and federal law, and in compliance with all applicable rules and regulations of all relevant regulatory agencies, including, without limitation, the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the applicable rules and regulations promulgated thereunder, and the conduct Rules of the Financial Industry Regulatory Authority, Inc.

2.   Duties of MICM.

(a)   Advisory Duties.

(i)   General Duties. The Advisor shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Trust Instrument and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Advisor. Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Advisor or its affiliates) but not including personnel to provide distribution services to the Funds; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

(ii)   Brokerage. The Advisor shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Advisor. In placing each Fund’s securities trades, it is recognized that the Advisor will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances.

Within the framework of this policy, the Advisor may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party.

It is also understood that it is desirable for the Funds that the Advisor have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Advisor may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Advisor may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Advisor in connection with its services to other clients.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients

(iii)   Delegation. The Advisor may delegate certain of its duties under this Agreement with respect to a Fund to one or more investment advisers or participating affiliates that control the Advisor, are controlled by the Advisor or are under common control with the Advisor (each, an “Advisory Affiliate”), provided that the services rendered by any Advisory Affiliate will be subject to the oversight of the Advisor and the ultimate authority of the Trust’s Board of Trustees. Any such delegation will be made pursuant to a written agreement, subject to the approval of the Trust’s Board of Trustees to the extent required by applicable law, and in accordance with applicable requirements of the 1940 Act, the Advisers Act the rules and regulations promulgated thereunder and other then-applicable regulatory requirements. The Advisor is solely responsible for payment of any fees or other charges to an Advisory Affiliate arising from such delegation, and the Trust shall have no liability therefor.

(b)  Administrative Services. MICM will provide or perform, either directly or through Service Providers, the following administrative services on behalf of the Funds on a regular basis which shall be daily, weekly, or as otherwise appropriate, unless otherwise specified by the Trust;

(i)   Oversee the activities of the Funds’ transfer agent, accounting agent, custodian and sub-administrator;

(ii)   Assist with the calculation of the net asset value of each Fund on a daily basis;

(iii)   Oversee each Funds’ compliance with its legal, regulatory and ethical policies and procedures;

(iv)   Assist with the preparation of agendas and other materials drafted by the Funds’ third-party sub-administrator for the Trust’s Board meetings;

(v)   Respond to shareholder communications;

(vi)   Coordinate shareholder mailings, which includes transmitting proxy statements, annual and semi-annual reports, prospectuses, and other correspondence from the Funds to shareholders as required by applicable law;

(vii)   Provide periodic communications and investor education materials to shareholders, which may include communications via electronic means such as electronic mail;

(viii)   Provide certain shareholder services not handled by the Funds’ transfer agent;

(ix)   Communicate with investment advisers or broker-dealers whose clients own or hold shares in the Funds; and

(x)   Provide such other information and assistance to shareholders as may be reasonably requested by such shareholders as required by applicable law.

3.   Best Efforts and Judgment; Standard of Care.

(a)  Advisory Services. The Advisor shall use its best judgment and efforts in rendering the advisory services to the Funds as contemplated by this Agreement.

(b)  Administrative Services. MICM and the Service Providers shall be under no duty to take any action on behalf of the Funds except as specifically set forth herein or as may be specifically agreed to by MICM or the Service Providers with the Trust in writing. In the performance of the duties contemplated by Section 2(b), MICM and the Service Providers shall be obligated to exercise due care and diligence and to act in good faith and to use their best efforts. Agreements with Service Providers shall provide for at least the same standard of care, indemnification coverage, confidentiality, requirements for use of information about the Funds, and other material requirements to which MICM is subject under this Agreement. Without limiting the generality of the foregoing or of any other provision of this Agreement, neither MICM nor any Service Provider shall be liable for delays or errors or losses of data that result from acts or war or terrorism, national emergencies or catastrophes directly affecting MICM or Service Provider, but such relief from liability shall not extend to delays, errors, or losses of data that result from power failures or other contingencies that typically are addressed by contingency or emergency plans meeting industry standards.

4.   Independent Contractor. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.   Advisor’s Personnel. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6.   Reports by Funds to Advisor. Each Fund will from time to time furnish to the Advisor detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Advisor such financial reports, proxy statements, legal and other information relating to each Fund’s investments as may be in its possession or available to it, together with such other information as the Advisor may reasonably request.

7.   Expenses. During the term of this Agreement, except for (i) the Investment Management Fee payable under this Agreement; (ii) interest, taxes and governmental fees (including, but not limited to, income, excise, transfer and withholding taxes and any accrued deferred tax liability); (iii) expenses of a Fund incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions; (iv) dividends and other expenses on securities sold short; (v) expenses associated with securities lending, including the fees of the securities lending agent; (vi) expenses incurred in connection with any distribution plan adopted by the Trust with respect to a Fund in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vii) acquired fund fees and expenses; (viii) litigation expenses; and (ix) any extraordinary expenses (which, for the avoidance of doubt, do not include expenses related to the organization of any subsidiary for a Fund or the ongoing corporate expenses of maintaining such subsidiary), the Advisor shall pay all of the expenses of each Fund, including but not limited to:

(a)  Salaries, Expenses and Fees of Certain Persons. Advisor (or its affiliates) shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of Advisor or its affiliates;

(b)  Assumption of Trust Expenses. The payment or assumption by Advisor of any expense of the Trust that Advisor is not required by this Agreement to pay or assume shall not obligate Advisor to pay or assume the same or any similar expense of the Trust on any subsequent occasion;

(c)  Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, Statements of Additional Information, annual, semiannual and periodic reports, and notices and proxy solicitation materials (except for those proxy-related items reasonably determined to be extraordinary by the Board and the Trustees who are not “interested persons” of the Trust under the 1940 Act) required to be furnished to shareholders of the Funds or regulatory authorities, and all tax returns;

(d)  Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Funds, including those incurred with respect to registering the Funds’ shares with regulatory authorities, listing the Funds for trading on a national securities exchange, and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(e)  Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Funds’ cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(f)  Independent Accountant and Trust Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself, on behalf of the Funds;

(g)  Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust on behalf of the Funds;

(h)  Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations, as approved by the Trustees on behalf of the Funds;

(i)  Bonding and Insurance. All insurance premiums for fidelity and other coverage, as approved by the Trustees;

(j)  Shareholder and Board of Trustees Meetings. All expenses incidental to holding shareholders and Trustees’ meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses except for those proxy-related expenses reasonably determined to be extraordinary by the Board and the Trustees who are not “interested persons” of the Trust under the 1940 Act; and

(k)  Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations.

To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services

8.   Investment Management Fee.

(a)  The Funds shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to the Funds pursuant to this Agreement, an annual investment management fee not to exceed the per annum percentage of the average daily net asset value of the Funds’ shares, as set forth in the Fee Schedule attached hereto as Appendix B (the “Management Fee”), as may be amended in writing from time to time by the Trust and the Advisor.

(b)  Each Fund shall pay to the Advisor within five (5) business days after the end of each calendar month a monthly fee at the annual rate using the applicable Management Fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month. The net asset value shall be calculated in the manner provided in each Fund’s prospectus and statement of additional information then in effect.

(c)  The initial Management Fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the Management Fee to the Advisor shall be prorated for any month during which this Agreement is not in effect for a complete month according to the proportion that the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The Advisor may, but is not required to, reduce all or a portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement. Any such reduction, reimbursement, or payment (collectively, “subsidies”) shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Advisor may seek reimbursement of any subsidies made by the Advisor either voluntarily or pursuant to a contract. The reimbursement of any subsidy must be sought no later than the end of the third fiscal year following the year to which the subsidy relates. The Advisor may not request or receive reimbursement for any subsidies before payment of the ordinary operating expenses of the Funds for the current fiscal year and cannot cause the Funds to exceed the limitation to which the Advisor has agreed in making such reimbursement.

(e)   The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Funds. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

9.   Fund Share Activities of Advisor’s Members, Officers and Employees; Code of Ethics.

(a)   The Advisor agrees that neither it nor any of its members, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of shares of the Funds by any of the officers and members or bona fide employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price specified by the prospectus for the applicable Fund, which may be the current market price for Fund shares, and as allowed pursuant to the 1940 Act and the rules promulgated thereunder.

(b)   The Advisor represents that it (i) has adopted a written code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act; (ii) has provided the Funds with a copy of the evidence of the adoption of the code of ethics by the Advisor; and (iii) will furnish such reports to the Funds as are required by Rule 17j-1 under the 1940 Act. The Advisor agrees to provide the Funds with any information required to satisfy the code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act of 2002 and any rules or regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder (the “Sarbanes-Oxley Act”). To the extent the Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Advisor shall provide the Funds with a copy of such code of ethics and any amendments thereto.

10.   Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Trust Instrument or By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Funds.

11.   Indemnification.

(a)   The Funds agree to indemnify and hold harmless the Advisor and its officers and directors from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from any action or thing which the Advisor takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Funds or (ii) upon oral or written instructions from an officer of the Funds, provided that the Advisor shall not be indemnified against any liability to the Funds or to the Funds’ shareholders (or any expenses incident to such liability) arising out of the Advisor’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

(b)   The Advisor agrees to indemnify and hold harmless the Funds, the Trust and its officers and Trustees from all claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from any action or thing which the Advisor or a Service Provider takes or does or omits to take or do which is in violation of this Agreement, not in accordance with written instructions given by an officer of the Trust, in violation of written procedures then in effect, or arising out of the Advisor’s or a Service Provider’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations under this Agreement.

(c)   The Advisor shall provide such security as is necessary to prevent unauthorized use of any on-line computer facilities. The Advisor agrees to release, indemnify and hold harmless the Trust and the Funds from any all direct or indirect liabilities or losses resulting from requests, directions, actions, or inactions of or by the Advisor, its officers, employees or agents regarding the redemption, transfer or registration of the Funds’ shares for accounts of shareholders. Officers of the Advisor will be available to consult from time to time with officers of the Trust and the Trustees concerning performance of the Advisor’s duties contemplated by this Agreement.

(d)   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

12.   Non-Exclusivity. The Trust’s employment of the Advisor is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

13.   Term. This Agreement shall become effective in respect of each Fund as of the date listed in Appendix A (as amended from time to time), contingent upon the approval of this Agreement by a vote of a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on such approval, and shall remain in effect for a period of two (2) years, in each case unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person (or otherwise as permitted under regulatory guidance issued by the SEC) at a meeting called for the purpose of voting on such approval.

14.   Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ prior written notice to the Advisor, and by the Advisor upon sixty (60) days’ prior written notice to a Fund. The Advisor’s indemnification obligations under Section 11(b) shall survive the termination of this Agreement.

15.   Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16.   Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each affected Fund.

17.   Entire Agreement. This Agreement, including all Appendices hereto, as the same may be amended from time to time, shall constitute the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

18.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.   Notice. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postage prepaid, to the other party at the principal office of such party.

20.   Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

21.   Limitation of Trust Obligations. The Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

22.   Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its directors, partners, officers, and employees (a) to treat confidentially and as proprietary information of the Trust and the Funds (i) all records and other information relative to the Trust and the Funds and their prior, present, or potential shareholders (and clients of said shareholders) and (ii) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the

“G-L-B Act”), and (b) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust and the Funds, Regulation S-P or the G-L-B Act, except after prior notification to and approval in writing by the Trust. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

23.   Anti-Money Laundering Compliance. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (collectively, the “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the Funds such reports, certifications and contractual assurances as may be requested by Trust and/or the Funds. The Trust and the Funds may disclose information respecting the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

24.   Certifications; Disclosure Controls and Procedures. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust or the Funds, the Advisor agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Funds’ disclosure controls and procedures. The Advisor agrees to inform the Trust and the Funds of any material development related to the Trust or the Funds that the Advisor reasonably believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.

25.   Name of Advisor. The parties agree that the Advisor has a proprietary interest in the name “Matthews,” and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Funds any reference to the name of the Advisor or the name “Matthews,” promptly after receipt from the Advisor of a written request therefore.

26.   Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

27.   Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:
Name: John P. McGowan	Name: Mark W. Headley
Title: Vice President and Secretary	Title: Executive Chairman

APPENDIX A

MATTHEWS INTERNATIONAL FUNDS

FUND SCHEDULE

(as of ___, 2026)

Fund		Effective Date
●	Matthews Emerging Markets Equity Active ETF	___, 2026
●	Matthews Emerging Markets Ex China Active ETF	___, 2026
●	Matthews Emerging Markets Sustainable Future Active ETF	___, 2026
●	Matthews Emerging Markets Discovery Active ETF	___, 2026
●	Matthews Pacific Tiger Active ETF	___, 2026
●	Matthews Asia Innovators Active ETF	___, 2026
●	Matthews China Active ETF	___, 2026
●	Matthews China Discovery Active ETF	___, 2026
●	Matthews India Active ETF	___, 2026
●	Matthews Japan Active ETF	___, 2026
●	Matthews Korea Active ETF	___, 2026
●	Matthews Asia Dividend Active ETF	___, 2026

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:
Name: John P. McGowan	Name: Mark W. Headley
Title: Vice President and Secretary	Title: Executive Chairman
Date: ____, 2026	Date: ____, 2026

APPENDIX B

MATTHEWS INTERNATIONAL FUNDS

INVESTMENT MANAGEMENT FEE SCHEDULE

(effective ____, 2026)

The Management Fee for each Fund is as follows:

Fund	Investment Management Fee

Matthews Emerging Markets Equity Active ETF	0.79% of average daily net assets

Matthews Emerging Markets Ex China Active ETF	0.79% of average daily net assets

Matthews Emerging Markets Sustainable Future Active ETF	0.79% of average daily net assets

Matthews Emerging Markets Discovery Active ETF	0.99% of average daily net assets

Matthews Pacific Tiger Active ETF	0.79% of average daily net assets

Matthews Asia Innovators Active ETF	0.79% of average daily net assets

Matthews China Active ETF	0.79% of average daily net assets

Matthews China Discovery Active ETF	0.99% of average daily net assets

Matthews India Active ETF	0.79% of average daily net assets

Matthews Japan Active ETF	0.79% of average daily net assets

Matthews Korea Active ETF	0.79% of average daily net assets

Matthews Asia Dividend Active ETF	0.79% of average daily net assets

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:
Name: John P. McGowan	Name: Mark W. Headley
Title: Vice President and Secretary	Title: Executive Chairman
Date: ____, 2026	Date: ____, 2026

EXHIBIT C

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, the below number of shares of each Funds were outstanding and entitled to vote. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Fund	Share Class	Number of Shares Outstanding

Emerging Markets Equity Fund	Investor Class	11,831,349

	Institutional Class	4,024,812

Emerging Markets Sustainable Future Fund	Investor Class	1,597,857

	Institutional Class	15,720,418

Emerging Markets Small Companies Fund	Investor Class	5,333,362

	Institutional Class	9,940,569

Asia Growth Fund	Investor Class	4,079,815

	Institutional Class	3,416,181

Pacific Tiger Fund	Investor Class	19,496,029

	Institutional Class	11,730,069

Asia Innovators Fund	Investor Class	10,147,691

	Institutional Class	9,382,812

China Fund	Investor Class	18,106,457

	Institutional Class	6,156,083

China Small Companies Fund	Investor Class	4,596,995

C-1

	Institutional Class	1,473,955

India Fund	Investor Class	22,349,041

	Institutional Class	5,514,401

Japan Fund	Investor Class	11,306,437

	Institutional Class	17,743,954

Asia Dividend Fund	Investor Class	18,806,714

	Institutional Class	17,045,421

Emerging Markets Equity Active ETF		1,260,000

Emerging Markets ex China Active ETF		1,020,000

Emerging Markets Sustainable Future Active ETF		1,050,000

Emerging Markets Discovery Active ETF		720,000

Pacific Tiger Active ETF		1,250,000

Asia Innovators Active ETF		2,850,000

China Active ETF		800,000

China Discovery Active ETF		80,000

India Active ETF		460,000

Japan Active ETF		200,000

Korea Active ETF		2,093,223

Asia Dividend Active ETF		150,000

C-2

EXHIBIT D

OWNERSHIP OF SHARES

The tables below show, as of the Record Date, the persons who owned of record or beneficially 5% or more of the outstanding voting shares of the Funds. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders.

Fund	Account Holder Name and Address	Percentage of Shares
Matthews Emerging Markets Equity Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	32.71
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	30.98
	Vanguard Brokerage Services PO Box 1170 Valley Forge Pa 19482-1170	5.33
Matthews Emerging Markets Equity Fund – Institutional Class	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	36.13
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	32.57
	LPL Financial Omnibus Customer Account Attn Lindsay Otoole 4707 Executive Drive San Diego CA 92121	14.52
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	5.91
Matthews Emerging Markets Sustainable Future Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	45.76
	Raymond James Omnibus For Mutual Funds House Acct Attn Courtney Waller 880 Carrillon Parkway St Petersburg FL 33716	31.16
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	12.44
Matthews Emerging Markets Sustainable Future Fund – Institutional Class	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	66.19
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	12.82

	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	11.57
Matthews Emerging Markets Small Companies Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	26.92
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	23.31
	American Enterprise Investment Svc 707 2nd Ave South Minneapolis MN 55402-2405	15.51
	UBS WM USA A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	8.29
Matthews Emerging Markets Small Companies Fund – Institutional Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	50.99
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	19.52
Matthews Asia Growth Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	30.63
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	23.36
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	5.03
Matthews Asia Growth Fund – Institutional Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	37.30
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	30.68
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	18.28
	Merrill Lynch Pierce Fenner & Smith Inc FSBO Its Customers Attn Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.97

Matthews Pacific Tiger Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	33.74
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	26.86
	UBS WM USA A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	5.67
Matthews Pacific Tiger Fund – Institutional Class	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	29.86
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	23.07
	Mac & Co Attn Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh PA 15258	12.64
	Merrill Lynch Pierce Fenner & Smith Inc FSBO Its Customers Attn Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.99
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7.38
Matthews Asia Innovators Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	33.82
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	27.97
	UBS WM USA A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	7.29
Matthews Asia Innovators Fund – Institutional Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	37.14
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	32.57
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	21.27
Matthews China Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	32.39

	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	29.36
Matthews China Fund – Institutional Class	JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit Of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn NY 11245	35.60
	Merrill Lynch Pierce Fenner & Smith Inc FSBO Its Customers Attn Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	19.51
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	15.33
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	13.54
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	9.69
Matthews China Small Companies Fund – Investor Class	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	30.93
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	29.41
	UBS WM USA A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	12.90
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	5.01
Matthews China Small Companies Fund – Institutional Class	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	71.32
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	15.01
Matthews India Fund – Investor Class	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	24.65
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	23.45
	American Enterprise Investment Svc 707 2nd Ave South Minneapolis Mn 55402-2405	12.46

Matthews India Fund – Institutional Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	24.65
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	23.45
	Merrill Lynch Pierce Fenner & Smith Inc FSBO Its Customers Attn Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	21.17
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	15.59
Matthews Japan Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	26.23
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	12.54
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	6.19
	UBS WM USA A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	5.41
Matthews Japan Fund – Institutional Class	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	67.97
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	11.08
	Merrill Lynch Pierce Fenner & Smith Inc FSBO Its Customers Attn Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.96
Matthews Asia Dividend Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	39.41
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	26.76
Matthews Asia Dividend Fund – Institutional Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	44.00

	Mac & Co Attn Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh PA 15258	16.19
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	10.55
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	9.59
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	5.03

Matthews Emerging Markets Equity Active ETF	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	37.53
	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	30.94
	Interactive Brokers One Pickwick Plaza Greenwich, CT 06830	9.51
	Wells Fargo 1 North Jefferson Avenue St. Louis, MO 63103	8.65
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	5.51
Matthews Emerging Markets ex China Active ETF	The Northern Trust Company 801 S. Canal Street Chicago, IL 60607	46.02
	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	29.98
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	11.43
Matthews Emerging Markets Discovery Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	68.10
	Goldman Sachs & Co. LLC 30 Hudson Street New Jersey, NJ 07302	16.96
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	7.20
Matthews Emerging Markets Sustainable Future Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	76.05
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	14.66

Matthews Asia Innovators Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	55.43
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	25.94
	Citibank 153 E, 53rd Street New York, NY 10022	9.54

Matthews Pacific Tiger Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	76.27
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	11.84
Matthews Asia Dividend Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	53.11
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	22.85
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	9.43
	SEI Private Trust 1 Freedom Valley Drive Oaks, PA 19456	8.63
Matthews China Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	51.00
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	20.31
	Goldman Sachs & Co. LLC 30 Hudson Street New Jersey, NJ 07302	11.89
Matthews China Discovery Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	34.62
	Bank of America Securities Inc. 4804 Dear Lake Drive E Jacksonville, FL 32246	32.16
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	22.19
	Stifel One Financial Plaza 501 North Broadway St. Louis, MI 63102	5.00

Matthews India Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	69.28
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	7.89
Matthews Japan Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	28.82
	JP Morgan Securities LLC 4 Chase Metrotech Center 3rd Floor Brooklyn NY 11245	20.04
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	15.82
	Interactive Brokers One Pickwick Plaza Greenwich, CT 06830	7.23
	Citibank 153 E, 53rd Street New York, NY 10022	6.53
	Vanguard 100 Vanguard Blvd Malvern, PA 19355	5.79
Matthews Korea Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	38.57
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	33.81
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	6.55

EXHIBIT E

APPROVAL OF CURRENT AGREEMENTS

Mutual Funds

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Advisory Agreement dated as of February 1, 2016, as amended (the “Advisory Agreement”), which has been approved by the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), as well as by the shareholders of each Fund in accordance with the requirements of the 1940 Act. Following an initial two-year term with respect to each Fund, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 27-28, 2025 (the “Meeting”), the Board, including all of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term beginning February 1, 2026 with respect to each Fund.

At the Meeting and at a prior meeting of the Independent Trustees on August 19, 2025, the Board received and considered information (both written and oral) provided to assist it in the review of the Advisory Agreement and made assessments with respect to each Fund individually. The Independent Trustees were advised by independent legal counsel with respect to these matters. After the August 19, 2025 meeting, the Independent Trustees asked Matthews to provide certain additional information and to respond to certain additional questions at the Meeting. The Independent Trustees then reviewed this supplemental information, which was provided prior to and at the Meeting. The Independent Trustees discussed the renewal of the Advisory Agreement with representatives of Matthews and among themselves in executive sessions on various occasions at which no representatives of Matthews were present.

In addition, the Board received presentations about the Funds throughout the year from management. Among the information considered by the Board were responses to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel. Matthews furnished extensive information in response to this request with respect to many subjects relating to the Advisory Agreement and other related agreements and addressed many of the factors discussed below, including, but not limited to, information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Advisory Agreement, compliance procedures and resources, investment performance of the Funds, expenses of the Funds, brokerage and portfolio transactions, distribution and marketing of the Funds, shareholder services and relationships with intermediaries, and other information considered relevant.

In considering information relating to management fee levels, which the Board considers to be the advisory and administrative fees both separately and on a combined basis, the Board considered, among other things, information provided by Matthews as to Fund management services and fees as compared to advisory services and fees charged by Matthews to its similarly managed exchange-traded funds, institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of mutual funds, as well as performance data provided by Matthews with respect to unmanaged benchmarks and pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Funds, as applicable. The Board also reviewed Broadridge’s separate Scorecard report, which ranked each Fund within comparison groups for expense and performance criteria and highlighted any Funds falling outside established metrics on a watch list.

The Independent Trustees considered the work and analysis performed by Broadridge as the independent data provider in selecting appropriate peer groups for the Funds. Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. The Board also considered that, under the Administration and Shareholder Services Agreement, Matthews provides additional services to the

Funds that are essential to the operation of the Funds and that, although Matthews is separately compensated under that agreement, these additional services are provided in connection with Matthews’ advisory relationship with the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Advisory Agreement and discussed these matters with their counsel. The Board’s consideration of all this information, both at the Meeting and throughout the year, is part of a systematic process that it has used, and continues to use, with regard to the Annual 15(c) Process.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Advisory Agreement with respect to each Fund, the Independent Trustees did not identify any single factor or particular piece of information that, in isolation, was controlling. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.	The nature, extent and quality of the services provided by Matthews under the Advisory Agreement.

The Trustees considered the overall financial condition of Matthews and its ability to continue to provide a high level and high quality of services to the Funds. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has continued to provide high quality services to the Funds. They noted that past periods of volatile and challenging securities markets had not resulted in a diminution of services and that Matthews has always demonstrated a commitment to employ the resources necessary to maintain the high level of quality and services to the Funds. The Trustees positively viewed Matthews’ emphasis on careful business planning and management.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews had experienced turnover at the senior executive and professional staff levels in recent years. In this regard, the Trustees reviewed with Matthews recent leadership changes, Matthews’ view that these changes were made with the intent to strengthen the firm and improve Fund performance, as well as efforts undertaken to minimize the impact of employee turnover on the Funds, including changes to the portfolio management teams of certain Funds. They also reviewed recent personnel developments relevant to certain of the Funds and discussed efforts by Matthews to provide appropriate support to the Funds. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources, including enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to financial intermediary oversight and valuation practices.

As in past years, the Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews, as valuation designee, with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.	The investment performance of the Funds.

The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts, all for various periods ending June 30, 2025. The Trustees considered investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Independent Trustees reviewed information as to peer group selections presented by Broadridge. In doing so, the Trustees recognized and took into account that the specialized nature of the Funds made it sometimes difficult to fairly benchmark performance against peers and also took into account that certain funds had a very limited universe of peers. The Board also considered that many of the Funds had investment objectives, goals and strategies that were very different from non-managed broad-based benchmarks, which rendered performance comparisons against such broad-based benchmarks of lesser utility. In this regard, the Board took into account that the Funds are not designed to perform like broad-based indices and therefore that most investors in the Funds likely are not seeking to achieve benchmark-like returns.

The Trustees reviewed each Fund’s performance on a case-by-case basis and noted that some Funds had outperformed their Performance Universe over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Performance Universe over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record was measured as of a specific ending date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

The Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that Matthews had provided an explanation for that performance, explained its reasons for maintaining a consistent investment philosophy and discussed action taken to improve performance. For example, the Trustees took into account actions currently being taken, as well as actions previously taken or that might be taken in the future by Matthews in response to performance concerns, such as changes to members of a portfolio management team or changes in the investment process and strategies of certain Funds. In this regard when considering the performance and expenses of the Funds, the Trustees took into account that the new Chief Executive Officer of Matthews was engaged in a holistic review of the Fund complex and has committed to reporting back to the Board within the next few months regarding concrete steps to address any potential performance and/or expense issues. This commitment, they noted, would address the continued appropriateness of current fee breakpoints and waivers. The Trustees also considered Matthews’ efforts to realign certain Funds through Fund mergers, such as the reorganization of the Matthews Asian Growth and Income Fund into the Matthews Emerging Markets Equity Fund in March 2025 and the Matthews Korea Fund into the newly-created Matthews Korea Active ETF in July 2023.

3.	A summary of each Fund’s performance track record is provided below.

For Matthews Pacific Tiger Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the since-inception period, but that the Fund’s performance ranked in the fifth quintile for the one-year, three-year, five-year and ten-year periods. The Trustees also noted that the Fund underperformed the median of its peer group for the one-year, three-year, five-year, ten-year and since-inception periods. The Trustees took into account, however, that because the peer universe for the Fund was small for the ten-year and since-inception periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger. The Trustees further noted that the Fund was included on Broadridge’s performance watch list. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and its current review of steps that may be undertaken to improve performance. They also considered various steps Matthews has taken recently to address performance, including the addition of the firm’s Chief Investment Officer as a portfolio manager of the Fund.

For Matthews China Fund, the Trustees noted that performance had ranked in the first quintile for the one-year and ten-year periods, the third quintile for the three-year period, the fourth quintile for the five-year period and the second quintile for the since-inception period. The Trustees also noted that the Fund performed at or above the median of its peer funds for the one-year, three-year, ten-year and since-inception periods but below that median for the five-year period. The Trustees took into account, however, that because the peer universe for the Fund was small over the since-inception period, with only a few comparable funds, relative peer performance was of less use for that period than if the peer universe were larger.

For Matthews Japan Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the ten-year and since-inception periods, but that the Fund’s performance had ranked in the second quintile for the one-year period, the first quintile for the three-year period and the fourth quintile for the five-year period. The Trustees also noted that the Fund outperformed the median of its peer funds over the one-year, three-year and since-inception periods but underperformed that median for the five-year and ten-year periods. The Trustees took into account, however, that because the peer universe for the Fund was small over the ten-year and since-inception periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger.

For Matthews Asia Innovators Fund, the Trustees noted that the Fund’s performance ranked in the fourth quintile for the one-year and three-year periods, the third quintile for the five-year period, the second quintile for the ten-year period and the first quintile for the since-inception period. The Trustees also noted that the Fund outperformed the median of its peer funds over the ten-year and since-inception periods and underperformed that median over the one-year, three-year and five-year periods. The Trustees took into account, however, that because the peer universe for the Fund was small over the ten-year and since-inception periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger. The Trustees took into consideration Matthews’ discussions regarding the factors that had contributed to the periods of underperformance and efforts undertaken to improve performance.

For Matthews Asia Growth Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the since-inception period, but that the Fund’s performance ranked in the fifth quintile for the one-year and five-year periods and the fourth quintile for the three-year and ten-year periods. The Trustees further noted that the Fund underperformed the median of its peer group for the one-year, three-year, five-year, ten-year and since-inception periods. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative peer performance was of less use than if the peer universe were larger. The Trustees further noted that the Fund was included on Broadridge’s performance watch list. The Trustees also took into consideration Matthews’ discussions regarding the factors that had contributed to the Fund’s underperformance and its current review of steps that may be undertaken to improve performance.

For Matthews India Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the since-inception period, but that the Fund’s performance ranked in the fourth quintile for the one-year and three-year periods, the third quintile for the five-year period and the fifth quintile for the ten-year period. The Trustees further noted that the Fund performed at or above the median of its peer group for the five-year and since-inception periods and below that median for the one-year, three-year and ten-year periods. The Trustees took into account, however, that because the peer universe for the Fund was small over the ten-year and since-inception periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger. The Trustees also took into consideration Matthews’ discussions regarding the factors that had contributed to the periods of underperformance and efforts undertaken to improve performance.

For Matthews Asia Dividend Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the since-inception period, but that the Fund’s performance ranked in the third quintile for the one-year period, the fifth quintile for the three-year and ten-year periods and the fourth quintile for the five-year period. The Trustees further noted that the Fund performed at the median of its peer group for the one-year period and below that median for the three-year, five-year, ten-year and since-inception periods. The Trustees took into account, however, that the peer universe for the Fund was small, with only a few comparable funds, and that therefore relative peer performance was of less use than if the peer universe were larger. The Board considered Matthews’ discussion regarding the factors contributing to periods of underperformance and efforts undertaken to improve performance.

For Matthews Emerging Markets Small Companies Fund, the Trustees noted that the Fund’s performance ranked in the fourth quintile for the one-year period, the fifth quintile for the three-year period, the third quintile for the five-year period and the first quintile for the ten-year and since-inception periods. The Trustees further noted that the

Fund had outperformed the median of its peer group for each of the five-year, ten-year and since-inception periods but underperformed that median for the one-year and three-year periods. The Board considered Matthews’ discussion regarding the factors contributing to periods of underperformance and efforts undertaken to improve performance.

For Matthews China Dividend Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for any periods; however, the Trustees noted that the Fund’s performance was above the median of its peer group for the one-year, three-year, and five-year periods. The Trustees considered that there were no other funds in the peer universe for comparison for the ten-year and since-inception periods but that the Fund had outperformed both its benchmark index and the average of its Lipper peer group for those periods. The Trustees also took into account that the peer universe for the Fund was small, with only a few comparable funds, and that therefore relative peer performance was of less use than if the peer universe were larger.

For Matthews China Small Companies Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the three-year, five-year and since-inception periods, but that the Fund’s performance ranked in the fourth quintile for the one-year period. The Trustees also noted that the Fund’s performance was above the median of its peer group for the since-inception period and below the medians for the one-year, three-year and five-year periods. The Trustees took into account, however, that the peer universe for the Fund was small, with only a few comparable funds, and that therefore relative peer performance was of less use than if the peer universe were larger. The Trustees further noted that the Fund was included on Broadridge’s performance watch list. The Board considered Matthews’ discussion regarding the factors contributing to periods of underperformance and its current review of steps that may be undertaken to improve performance.

For Matthews Emerging Markets Sustainable Future Fund, the Trustees noted that the Fund ranked in the fifth quintile for the one-year and three-year periods and the first quintile for the three-year, five-year and since-inception periods. The Trustees further noted that the Fund had outperformed its peer group median for the five-year, ten-year and since-inception periods and underperformed that median for the one-year and three-year periods. The Trustees noted that not all of the peer group funds had a similar ESG strategy as the Fund. The Trustees additionally considered that the Fund’s name and principal investment strategy had changed effective July 29, 2022.

For Matthews Emerging Markets Equity Fund, the Trustees noted that the Fund’s performance ranked in the first quintile for the one-year, three-year, five-year and since-inception periods. The Trustees also noted that the Fund had outperformed the peer group median for the one-year, three-year five-year and since-inception periods.

After review, the Trustees concluded that each Fund’s overall performance was satisfactory or was being addressed as needed. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

4.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale.

The Trustees noted the substantial work done over the years between the Board and Matthews to establish fee structures for both the Advisory Agreement and other agreements that recognize the sharing of economies of scale that can arise as assets in the Funds grow through the use of breakpoints. In particular, they noted that the management fee structure contains breakpoints for the group-priced Funds. That structure enhances the ability of the Funds and their shareholders to benefit from past and potential future economies of scale when the Funds grow. They discussed the structure and level of these breakpoints, noting that in the current environment as the Funds’ assets have decreased, there were no additional economies to share at present. The Trustees also considered that the benefits of certain breakpoints are no longer being realized given the decrease in assets in the Funds, but also took into account that shareholders of the Funds benefit through fee waivers and/or expense reimbursements pursuant to the Operating Expenses Agreement as well as fee waivers pursuant to the Fee Waiver Agreement. As another example of economies of scale, the Trustees noted that Matthews was successful in negotiating lower fees with the Funds’ custodian, first in 2014 and again in 2020 and 2023. As noted above, the Trustees also took into account that the new Chief Executive Officer of Matthews was engaged in a holistic review of the Fund complex and has committed to reporting back to the Board within the next few months regarding concrete steps to address any potential performance and/or expense issues. This commitment, they noted, would address the continued appropriateness of current fee breakpoints and waivers.

The Trustees next discussed Matthews’ investment in its technology, systems, and other aspects of its business over the last several years that can benefit the Funds, noting that all these endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefit the Funds and their shareholders. The Trustees recognize that the Funds’ total assets have fluctuated, especially in certain strategies, and that those fluctuations affect any economies of scale that could be enjoyed. As a result, the Trustees remain satisfied about the extent to which economies of scale have been and will continue to be shared with the Funds and their shareholders.

5.	The costs of the services provided by Matthews and others.

The Trustees considered the management fees and total fees and expenses of each Fund in comparison to the management and advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Trustees reviewed information developed by Broadridge as to appropriate peer groups for each Fund for these purposes. The Board placed greater emphasis on management fees, which include both advisory and administrative fees, as the basis of comparison rather than advisory fees alone.

The Trustees considered both the gross management fee rates charged by Matthews, as well as the effective management fee rates after taking into consideration the fees waived and expenses reimbursed pursuant to the Operating Expenses Agreement and the Fee Waiver Agreement. The Trustees considered that the contractual advisory rates (excluding administrative services) for the Funds were generally competitive. The Trustees also considered that the total expense ratios paid by shareholders of the Funds, which are most representative of a shareholder’s net investment results, were also generally competitive. The Trustees noted that Matthews’ continued efforts in recent years had resulted in, for many of the Funds, reduced expenses over time. The Trustees also noted that, as an example of those efforts, in 2019 the Advisor had agreed to lower the level of the expense cap for the Institutional Class of each Fund by 5 basis points to 1.20%. The Trustees also noted that all Funds, except for the Emerging Markets Equity Fund, Emerging Markets Small Companies Fund, China Small Companies Fund and Emerging Markets Sustainable Future Fund, are running below their existing caps, but that they have downside protection in the event that their assets continue to decrease. The Trustees further noted that the Advisor had further lowered the expense cap for the Institutional Class of the Matthews Emerging Markets Small Companies Fund by an additional 5 basis points to 1.15% effective April 30, 2021 and had lowered the expense cap for the Institutional Class of the Matthews Emerging Markets Sustainable Future Fund to 1.15% effective July 29, 2022.

The Trustees also compared Matthews’ advisory fees with those of Matthews’ similarly managed exchange-traded funds, separate accounts and other investment products, noting that the Funds’ advisory expenses were not disadvantageous (not being substantially higher than the other accounts’ rates). The Trustees agreed that advisory fees for the Funds appeared to be appropriate in comparison and taking into account the differences in services between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities.

The Trustees’ overall assessment with respect to each Fund was that, taking into account the considerations noted below, the contractual advisory fee rates, the total expense ratio, and the effective or net advisory fee rates were fair and reasonable.

For the Matthews Pacific Tiger Fund, the actual management fee and the contractual management fee were above the peer group medians. The actual total expenses were below the peer group median. The Trustees noted the small size of the peer group, with only a few comparable funds, and that therefore relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews China Fund, the actual management fee was above the peer group median and the contractual management fee was below the peer group median. The actual total expenses were below the peer group median.

For the Matthews Japan Fund, the actual management fee and contractual management fees were above the peer group medians. The actual total expenses were at the peer group median. The Trustees noted the very small size of the peer group, with only two comparable funds, and that therefore relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Asia Innovators Fund, the actual management fee was at the peer group median and the contractual management fee was above the peer group median. The actual total expenses were at the peer group median. The Trustees noted the small size of the peer group, with only a few comparable funds, and that therefore relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Asia Growth Fund, the actual management fee and the contractual management fee were above the peer group medians. The actual total expenses (excluding 12b-1 fees) were below the peer group median. The Trustees noted the small size of the peer group, with only a few comparable funds, and that therefore relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews India Fund, the actual management fee, contractual management fee and actual total expenses were below the peer group medians. The Trustees noted the small size of the peer group, with only a few comparable funds, and that therefore relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Asia Dividend Fund, the actual management, contractual management fee and actual total expenses were above the peer group medians. The Trustees noted the small size of the peer group, with only a few comparable funds, and that therefore relative fees and expenses were less useful than if the peer universe were larger. The Trustees further noted that the Fund was included on Broadridge’s expense watch list.

For the Matthews Emerging Markets Small Companies Fund, the actual management fee was below the peer group median and the contractual management fee was above the peer group median. The actual total expenses were above the peer group median. For the Matthews China Small Companies Fund, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were below the peer group median. The Trustees considered that effective January 1, 2024, Matthews had agreed to lower the advisory fee for these Funds by 15 basis points to 85 basis points. The Trustees further considered that these Funds each had breakpoints in its management fee.

For Matthews China Dividend Fund, the actual management fee was above the peer group median and the contractual management fee was below the peer group median. The actual total expenses were below the peer group median.

For Matthews Emerging Markets Sustainable Future Fund, the actual management fee was above the peer group median and the contractual management fee was below the peer group medians. The actual total expenses were below the peer group median.

For Matthews Emerging Markets Equity Fund, the actual management fee was above the peer group median and the contractual management fee was below the peer group median. The actual total expenses were below the peer group median.

6.	The profits to be realized by Matthews and its affiliates from the relationships with the Funds.

The Trustees reviewed information provided by Matthews regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Advisory Agreement both on a fund-by-fund basis and overall for the family of Funds. In considering profitability, the Trustees discussed and considered the methodology employed by Matthews in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by Matthews in sponsoring and maintaining the Funds and risks associated with commitments to maintain Fund expense ratios. The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees noted that Matthews has experienced reduced profitability over the past two years as overall assets under management have fallen but still appeared to be sufficiently capitalized to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. In reviewing these matters, the Trustees also reviewed current and projected cash flows to Matthews under various scenarios as well as resource needs and expense projections under these scenarios. The Trustees noted that, with fluctuations in asset levels in recent years, heightened volatility in revenues and profitability could be expected from time to time in the future, but they also noted the increased cost control measures by Matthews with certain continued expenditures on personnel and other resources where appropriate. The Board also considered information relating to the profitability of a limited number of publicly traded investment advisers, although the Board noted that this information was of limited utility because it was comprised of a limited universe of advisers, did not provide any information as to how profitability was determined and did not limit profitability analysis to the performance of advisory services to registered investment companies. The Board further noted that these advisers differed significantly from Matthews because they were not solely dedicated to investment in the Asian and emerging markets.

Based on information received, the Trustees noted that Matthews’ overall profitability from the Advisory Agreement appeared not to be excessive at the current time, whether considered inclusive or exclusive of distribution costs.

7.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Funds, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars as well as potential benefits resulting from the structure of compensation arrangements between the Trust, the Adviser and financial intermediaries in the areas of shareholder servicing and sub-transfer agency services. The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

8.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement was fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

Exchange Traded Funds

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Management Agreement dated as of June 30, 2022, as amended (the “Management Agreement”), which has been approved by the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Following an initial two-year term with respect to each Fund, the Management Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 27-28, 2025 (the “Meeting”), the Board, including all of the Independent Trustees, approved the continuation of the Management Agreement for an additional one-year term ending June 29, 2027, with respect to each Fund.

At the Meeting and at a prior meeting of the Independent Trustees on August 19, 2025, the Board received and considered information (both written and oral) provided to assist it in the review of the Management Agreement and made assessments with respect to each Fund individually. The Independent Trustees were advised by independent legal counsel with respect to these matters. After the August 19, 2025 meeting, the Independent Trustees asked Matthews to provide certain additional information and to respond to certain additional questions at the Meeting. The Independent Trustees then reviewed this supplemental information, which was provided prior to and at the Meeting. The Independent Trustees discussed the renewal of the Management Agreement with representatives of Matthews and among themselves in executive sessions on various occasions at which no representatives of Matthews were present.

In addition, the Board received presentations about the Funds throughout the year from management. Among the information considered by the Board were responses to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel. Matthews furnished extensive information in response to this request with respect to many subjects relating to the Management Agreement and other related agreements and addressed many of the factors discussed below, including, but not limited to, information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Management Agreement, compliance procedures and resources, investment performance of the Funds, expenses of the Funds, brokerage and portfolio transactions, distribution and marketing of the Funds, relationships with Authorized Participants and market makers, and other information considered relevant.

In considering information relating to management fee levels, the Board took into account that the Funds pay Matthews a single unitary fee and that Matthews is responsible for payment of all ordinary fund expenses out of the unitary fee. The Board noted that the practice among the vast majority of exchange-traded funds was to charge a single unitary fee and therefore considered as relevant the unitary fees charged by other similarly managed exchange- traded funds as compared to each respective Fund. The Board also received, and considered to the extent they thought relevant, information provided by Matthews as to each Fund’s management services and fees as compared to advisory services and fees charged by Matthews to its similarly managed open-end mutual funds, institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of funds, as well as performance data provided by Matthews with respect to unmanaged benchmarks and pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Funds, as applicable. The Board also reviewed Broadridge’s separate Scorecard report, which ranked each Fund within comparison groups for expense and performance criteria and highlighted any Funds falling outside certain established metrics on a watch list.

The Independent Trustees considered the work and analysis performed by Broadridge as the independent data provider in selecting appropriate peer groups for the Funds. Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. The Board also considered that, under the Management Agreement and as part of the unitary management fee, Matthews provides additional services to the Funds that are essential to the operation of the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Management Agreement and discussed these matters with their counsel. The Board’s consideration of all this information, both at the Meeting and throughout the year, is part of a systematic process that it has used, and continues to use, with regard to the Annual 15(c) Process.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Management Agreement with respect to each Fund, the Independent Trustees did not identify any single factor or particular piece of information that, in isolation, was controlling. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.	The nature, extent and quality of the services provided by Matthews under the Management Agreement.

The Trustees considered the overall financial condition of Matthews and its ability to continue to provide a high level and high quality of services to the Funds. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has continued to provide high quality services to the Funds. They considered Matthews’ services provided to the Trust and noted that past periods of volatile and challenging securities markets had not resulted in a diminution of services to the Trust and that Matthews has always demonstrated a commitment to employ the resources necessary to maintain the high level of quality and services to the Trust’s family of funds. The Trustees positively viewed Matthews’ emphasis on careful business planning and management.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews had experienced turnover at the senior executive and professional staff levels in recent years. In this regard, the Trustees reviewed with Matthews recent leadership changes, Matthews’ view that these changes were made with the intent to strengthen the firm and improve Fund performance, as well as efforts undertaken to minimize the impact of employee turnover on the Funds, including changes to the portfolio management teams of certain Funds. They also reviewed recent personnel developments relevant to certain of the Funds and discussed efforts by Matthews to provide appropriate support to the Funds. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources, including enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to valuation practices.

The Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews, as valuation designee, with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Management Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.	The investment performance of the Funds.

The Trustees reviewed the performance of each Fund on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts, for various periods ending June 30, 2025. The Trustees considered investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Independent Trustees reviewed information as to peer group selections presented by Broadridge. In doing so, the Trustees recognized and took into account that the specialized nature of the Funds made it sometimes difficult to fairly benchmark performance against peers and also took into account that certain funds had a very limited universe of peers. The Board also considered that many of the Funds had investment objectives, goals and strategies that were very different from non-managed broad-based benchmarks, which rendered performance comparisons against such broad-based benchmarks of lesser utility. In this regard, the Board took into account that the Funds are not designed to perform like broad-based indices and therefore that most investors in the Funds likely are not seeking to achieve benchmark-like returns.

The Trustees reviewed each Fund’s performance on a case-by-case basis and noted that certain Funds had commenced operations in July 2022 and certain others in 2023 and therefore had only limited performance history to review. The Board also took into account that each Fund’s track record was measured as of a specific ending date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

The Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. To the extent of any concerns about performance with respect to a Fund, the Trustees noted that Matthews had provided an explanation for that performance, explained its reasons for maintaining a consistent investment philosophy and discussed action taken to improve performance. For example, the Trustees took into account actions currently being taken, as well as actions previously taken or that might be taken in the future by Matthews in response to performance concerns, such as changes to members of a portfolio management team or changes in the investment process and strategies of certain Funds. In this regard when considering the performance and expenses of the Funds, the Trustees took into account that the new Chief Executive Officer of Matthews was engaged in a holistic review of the Fund complex and has committed to reporting back to the Board within the next few months regarding concrete steps to address any potential performance and/or expense issues. This commitment, they noted, would address the continued appropriateness of current fee levels. A summary of each Fund’s performance track record is provided below.

For Matthews Pacific Tiger Active ETF, the Trustees noted that the Fund’s performance ranked in the fifth quintile for the one-year and since-inception periods. The Trustees also noted that the Fund underperformed the medians of its peer group for the same periods. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance as well as changes in portfolio management.

Additionally, the Board noted the limited operating history of the Fund They also considered various steps Matthews has taken recently to address performance, including the addition of the firm’s Chief Investment Officer as a portfolio manager of the Fund.

For Matthews Korea Active ETF, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for any period, but that the Fund outperformed the medians of its peer group for the one-year, five-year, and since-inception periods and underperformed that medians for the three-year and ten-year periods. The Trustees took into account, however, that because the peer universe for the Fund was small, with only one or two comparable funds depending on the period, relative peer performance was less useful than if the peer universe was larger. The Trustees also noted the narrow range of underperformance as compared to the medians. The Trustees further noted that the Fund had acquired the assets and liabilities of its predecessor mutual fund, the Matthews Korea ETF, effective July 17, 2023, and had adopted the performance history of that mutual fund.

For Matthews Japan Active ETF, the Trustees noted that the Fund’s performance ranked in the second quintile for the one-year period and the first quintile for the since-inception period. The Trustees also noted that the Fund outperformed the medians of its peer group for the same periods. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Asia Innovators Active ETF, the Trustees noted that the Fund’s performance ranked in the third quintile for the one-year and since-inception periods. The Trustees also noted that the Fund outperformed the median of its peer group for the one-year period and slightly underperformed the median for the since-inception period. Additionally, the Board noted the limited operating history of the Fund.

For Matthews India Active ETF, the Trustees noted that the Fund’s performance ranked in the fifth quintile for the one-year and since-inception periods. The Trustees also noted that the Fund underperformed the medians of its peer group for the same periods. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance as well as changes in portfolio management. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Asia Dividend Active ETF, the Trustees noted that the Fund’s performance ranked in the second quintile for the one-year period and the fourth quintile for the since- inception period. The Trustees also noted that the Fund outperformed the median of its peer group for the one-year period and underperformed that median for the since-inception period. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Emerging Markets Equity Active ETF, the Trustees noted that the Fund’s performance ranked in the third quintile for the one-year period and the second quintile for the since-inception period. The Trustees also noted that the Fund outperformed the medians of its peer group for the same periods. Additionally, the Board noted the limited operating history of the Fund.

For Matthews China Active ETF, the Trustees noted that the Fund’s performance ranked in the second quintile for the one-year period and the third quintile for the since-inception period. The Trustees also noted that the Fund outperformed the medians of its peer group for the same periods. Additionally, the Board noted the limited operating history of the Fund.

For Matthews China Discovery Active ETF, the Trustees noted that the Fund’s performance ranked in the third quintile for the one-year and since-inception periods. The Trustees also considered that the Fund underperformed the medians of its peer group for the same periods. The Trustees noted the narrow range of underperformance relative to the medians. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Emerging Markets Discovery Active ETF, the Trustees noted that the Fund’s performance ranked in the fourth quintile for the one-year period and the fifth quintile for the since-inception period. The Trustees also noted that the Fund underperformed the medians of its peer group for the same periods. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Emerging Markets ex-China Active ETF, the Trustees noted that the Fund’s performance ranked in the third quintile for the one-year period and the fourth quintile for the since-inception period. The Trustees also noted that the Fund outperformed the median of its peer group for one-year period and underperformed the median for the since-inception period. The Board considered Matthews’ discussion regarding the factors contributing to the period of underperformance and efforts undertaken to improve performance. Additionally, the Board noted the limited operating history of the Fund.

For Matthews Emerging Markets Sustainable Future Active ETF, the Trustees noted that the Fund’s performance ranked in the fifth quintile for the one-year and since-inception periods. The Trustees also noted that the Fund underperformed the medians of its peer group for the same periods. The Board considered Matthews’ discussion regarding the factors contributing to underperformance and efforts undertaken to improve performance. Additionally, the Board noted the limited operating history of the Fund.

After review, the Trustees concluded that each Fund’s overall performance was satisfactory or was being addressed as needed. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted Matthews’ consistent adherence to its long- standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale.

The Trustees considered that because the Funds are relatively new, they are not expected to recognize economies of scale for some time. The Trustees noted that they expect to monitor each Fund’s growth and evaluate economies of scale at future renewals of the Management Agreement in effect at that time. The Trustees further noted that each Fund benefits from existing economies of scale through relatively low fee rates established at inception, as well as through additional investment in the Trust’s business and the provision of improved or additional infrastructure and services to the Funds and their shareholders. The Trustees discussed Matthews’ investment in its technology, systems and other aspects of its business over the last several years that can benefit the Funds, noting that all these endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefit the Funds and their shareholders. As a result, the Trustees remain satisfied about the extent to which economies of scale are being and will continue to be shared with the Funds and their shareholders.

4.	The costs of the services provided by Matthews and others.

The Trustees considered the unitary fee of each Fund, which covers most operating expenses and therefore is generally the same as the total expense ratio of each Fund. The Board considered the unitary fees charged by other similarly managed exchange-traded funds in each Fund’s relevant peer group to be relevant in their considerations. The Trustees reviewed information developed by Broadridge as to appropriate peer groups for each Fund for these purposes.

The Trustees also received, and considered to the extent they thought relevant, information relating to each Fund’s unitary fee as compared to the advisory fees and other fees and expenses of other similarly managed existing series of the Trust, which are operated as mutual funds.

The Trustees also compared the Funds’ unitary fee with the advisory or management fee charged by Matthews for its similarly managed separate accounts and other investment products. The Trustees considered Matthews’ explanations as to the differences in services between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities. As noted above, the Trustees also took into account that the new Chief Executive Officer of Matthews was engaged in a holistic review of the Fund complex and has committed to reporting back to the Board within the next few months regarding concrete steps to address any potential performance and/or expense issues.

The Trustees’ overall assessment with respect to each Fund was that, taking into account the considerations noted below, the total expense ratio to be paid by investors in the Fund, which is most representative of an investor’s net experience, was fair and reasonable.

For the Matthews Pacific Tiger Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews Korea Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were slightly above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Japan Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews Asia Innovators Active ETF, the actual management fee was above the peer group median and the contractual management fee was slightly above the peer group median. The actual total expenses were slightly above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews India Active ETF, the actual management fee was slightly above the peer group median and the contractual management fee was at the peer group median. The actual total expenses were slightly above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only two comparable funds, relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Asia Dividend Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews Emerging Markets Equity Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were slightly above the peer group median.

For the Matthews China Active ETF, the actual management fee was slightly above the peer group median and the contractual management fee was at the peer group median. The actual total expenses were at the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews China Discovery Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees took into account, however, that because the peer universe for the Fund was small, with only a few comparable funds, relative fees and expenses were less useful than if the peer universe were larger.

For the Matthews Emerging Markets Discovery Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median. The Trustees noted that the Fund was on Broadridge’s expense watch list.

For the Matthews Emerging Markets Ex-China Equity Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were slightly above the peer group median.

For the Matthews Emerging Markets Sustainable Future Active ETF, the actual management fee and contractual management fee were above the peer group medians. The actual total expenses were above the peer group median.

5.	The profits realized by Matthews and its affiliates from the relationship with the Funds.

The Trustees reviewed information provided by Matthews regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Management Agreement both on a fund-by-fund basis and overall for the family of Funds. In considering profitability, the Trustees discussed and considered the methodology employed by Matthews in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by Matthews in sponsoring and maintaining the Funds. The Trustees recognized that, for those newer funds with a unitary fee structure, it is unlikely that a Fund will generate profits for Matthews initially and may not do so until the Fund has experienced some significant growth.

The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees noted that Matthews has experienced reduced profitability over the past two years as overall assets under management have fallen but still appeared to be sufficiently capitalized to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. In reviewing these matters, the Trustees also reviewed current and projected cash flows to Matthews under various scenarios as well as resource needs and expense projections under these scenarios. The Trustees noted that, with fluctuations in asset levels in the Trust in recent years, heightened volatility in revenues and profitability could be expected from time to time in the future, but they also noted the increased cost control measures by Matthews with certain continued expenditures on personnel and other resources where appropriate. The Board also considered information relating to the profitability of a limited number of publicly traded investment advisers, although the Board noted that this information was of limited utility because it was comprised of a limited universe of advisers, did not provide any information as to how profitability was determined and did not limit profitability analysis to the performance of advisory services to registered investment companies. The Board further noted that these advisers differed significantly from Matthews because they were not solely dedicated to investment in the Asian and emerging markets.

Based on information received, the Trustees noted that Matthews’ overall profitability from the Management Agreement appeared not to be excessive at the current time.

6.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Funds, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars. The Board concluded that such benefits were consistent with those generally derived by investment advisers to exchange-traded funds or were otherwise not unusual.

7.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Management Agreement was fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Management Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

SHAREHOLDER REGISTRATION HERE Fund Name Here A Series of Matthews International Funds, dba Matthews Asia Funds PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 14, 2026 The undersigned, revoking prior proxies, hereby appoints John McGowan and Lewis Park as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the “Meeting”) of Matthews International Funds, dba Matthews Asia Funds (the “Trust”), to be held at 10 a.m. Pacific Time on April 14, 2026, at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his or her discretion on any other matters that may properly come before the Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus dated March 3, 2026. If you have any questions, please call toll-free 1-800-713-9960. Representatives are available to assist you Monday through Friday 6 a.m. to 7 p.m. Pacific Time. The Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus for this meeting is available at: vote.proxyonline.com/MatthewsAsia/docs/proxy.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Fund Name Here YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE Please sign exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title or capacity in which they are signing. This proxy, when properly executed, will be voted in the manner directed below and, if no choice is indicated, will be voted “FOR” the proposal. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: Proposal: FOR WITHHOLD TO ELECT TWO TRUSTEES TO THE BOARD OF THE TRUST. Neal Andrews Mark W. Headley THANK YOU FOR VOTING

1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code on the left. 3. By PHONE when you dial toll-free 1-888- 227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-800-713-9960 Monday through Friday 6 a.m. to 7 p.m. Pacific Time SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS CONTROL NUMBER YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE SHAREHOLDER REGISTRATION HERE Fund Name Here A Series of Matthews International Funds, dba Matthews Asia Funds PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 14, 2026 The undersigned, revoking prior proxies, hereby appoints John McGowan and Lewis Park as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the “Meeting”) of Matthews International Funds, dba Matthews Asia Funds (the “Trust”), to be held at 10:30 a.m. Pacific Time on April 14, 2026, at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his or her discretion on any other matters that may properly come before the Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus dated March 3, 2026. If you have any questions, please call toll-free 1-800-713-9960. Representatives are available to assist you Monday through Friday 6 a.m. to 7 p.m. Pacific Time. The Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus for this meeting is available at: vote.proxyonline.com/MatthewsAsia/docs/proxy.pdf

Fund Name Here YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title or capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy, when properly executed, will be voted in the manner directed below and, if no choice is indicated, will be voted “FOR” the proposal. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: Proposal: FOR AGAINST WITHHOLD APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT OR INVESTMENT MANAGEMENT AGREEMENT FOR THE APPLICABLE MUTUAL FUND OR ETF. THANK YOU FOR VOTING